    As filed with the Securities and Exchange Commission on January 28, 2005.

                                                        Registration No. 33-6418
                                                      1940 Act File No. 811-4946

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ ]
                       Pre-Effective Amendment No.____   [ ]
                       Post-Effective Amendment No. 23   [X]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940               [ ]
                              Amendment No. 25                      [X]
                        (Check Appropriate box or boxes)

                                 ---------------

                           Thompson Plumb Funds, Inc.
               (Exact Name of Registrant as Specified in Charter)

1200 JOHN Q. HAMMONS DRIVE
      FIFTH FLOOR
   MADISON, WISCONSIN                                             53717
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's Telephone Number, including Area Code: (608) 831-1300

                                John W. Thompson
                           1200 John Q. Hammons Drive
                                   Fifth Floor
                            Madison, Wisconsin 53717
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Charles M. Weber, Esq.
                               Quarles & Brady LLP
                            411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

          It is proposed that this filing will become effective (check appropriate box):

                [ ] immediately upon filing pursuant to paragraph (b)

                [ ] on (date) pursuant to paragraph (b)

                [ ] 60 days after filing pursuant to paragraph (a)(1)

                [X] on April 1, 2005 pursuant to paragraph (a)(1)

                [ ] 75 days after filing pursuant to paragraph (a)(2)

                [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:

                [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                           THOMPSON PLUMB FUNDS, INC.
                                 1-800-999-0887
                              WWW.THOMPSONPLUMB.COM

                                   PROSPECTUS
                                  APRIL 1, 2005

                           THOMPSON PLUMB GROWTH FUND

                            THOMPSON PLUMB BOND FUND

  The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----
RISK/RETURN SUMMARY.............................................................     1
     Thompson Plumb Growth Fund.................................................     1
     Thompson Plumb Bond Fund...................................................     3

FEES AND EXPENSES ..............................................................     6

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, STRATEGIES AND RISKS........     7
     Growth Fund................................................................     7
     Bond Fund..................................................................     8
     Risks......................................................................     9
     Other Information..........................................................    11
     Fund Holdings Information..................................................    11

MANAGEMENT......................................................................    11
     Investment Advisor.........................................................    11
     Portfolio Managers.........................................................    12
     Additional Information About Portfolio Managers............................    12

HOW TO BUY SHARES...............................................................    12
     General....................................................................    12
     Purchase Procedures........................................................    14
     Exchange of Fund Shares....................................................    17
     Availability of Money Market Fund..........................................    18

HOW TO SELL SHARES..............................................................    19
     General....................................................................    19
     Redemption Procedures......................................................    19
     Receiving Redemption Proceeds..............................................    21
     Other Redemption Information...............................................    22

OTHER INFORMATION...............................................................    23
     Determination of Net Asset Value...........................................    23
     Authorized Broker-Dealers..................................................    23
     Dividends and Distributions................................................    23
     Taxes             .........................................................    24
     Retirement Accounts and Plans..............................................    25
     Privacy Policy.............................................................    25
     Delivery of Documents to Shareholders......................................    26
     Website....................................................................    26

FINANCIAL HIGHLIGHTS............................................................    27

                                     TOC-i

                               RISK/RETURN SUMMARY

THOMPSON PLUMB GROWTH FUND

      Investment Objective. The Growth Fund seeks a high level of long-term capital appreciation.

      Principal Strategies. The Growth Fund invests primarily in a diversified portfolio of common stocks. Although current income is not its primary objective, the Growth Fund anticipates that capital growth is accompanied by growth through dividend income.

      We invest in common stocks that possess most of the following characteristics:

            -     Leading market positions

            - High barriers to entry and other competitive or technological advantages

            -     High returns on equity and assets

            -     Good growth prospects

            -     Strong management

            -     Relatively low debt burdens

      To achieve a better risk-adjusted return on its equity investments, the Growth Fund invests in many types of stocks, including a blend of large company stocks, small company stocks, growth stocks and value stocks. We believe that holding a diverse group of stocks will provide competitive returns under different market environments, as opposed to more narrow investment styles. Our flexible approach to equity investing enables us to adapt to changing market trends and conditions and to invest wherever we believe opportunity exists.

      Risks. An investment in the Growth Fund is subject to risks, including the possibility that its share price and total return may decline as a result of a decline in the value of its portfolio of common stocks. As a result, loss of money is a risk of investing in the Growth Fund. The common stocks in which the Growth Fund invests fluctuate in value due to changes in the securities markets, general economic conditions and factors that particularly affect the issuers of these stocks and their industries. From time to time we may prefer a certain investment style such as a growth style or value style that may underperform and/or be more volatile than other investment styles or the stock markets generally during these periods. In addition, our selection of securities for the Growth Fund may not perform as well as we expected when we bought them or as well as the securities markets generally. In addition, we may buy common stocks of companies with small market capitalizations which involve more risk than investments in larger companies because their shares may be subject to greater price fluctuation, and may have less market liquidity.

      The Growth Fund is suitable if you are looking for capital appreciation by investing in a diverse group of stocks, and have a long-term perspective.

      Past Performance. The bar chart and table below provide some indication of the risks of investing in the Growth Fund by showing how the Fund's total returns before taxes have varied from year to year and how the Fund's average annual total returns (both before and after taxes) compare to a broader measure of market performance. As with all mutual funds, past performance (before and after taxes) is not an indication of the future.

                                   GROWTH FUND
                           YEAR-BY-YEAR TOTAL RETURNS

                                  [BAR CHART]

1995            30.49%
1996            33.05%
1997            32.37%
1998            18.41%
1999             5.45%
2000            25.68%
2001            19.13%
2002           -20.42%
2003            31.86%
2004             4.14%

      The Fund's highest/lowest quarterly results during this period were:

            Highest:         25.00%         (quarter ended 12/31/98)
            Lowest:         -18.94%         (quarter ended 9/30/02)

                                   GROWTH FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

                                                                     1 YEAR         5 YEARS         10 YEARS
                                                                     ------         -------         --------
Return Before Taxes                                                   4.14%         10.35%           16.83%
Return After Taxes on Distributions                                   3.57%          8.42%           14.74%
Return After Taxes on Distributions and Sale of Fund Shares           2.88%          7.96%           13.96%
-----------------------------------------------------------------------------------------------------------
S&P 500 Index(1)                                                     10.88%         -2.30%           12.07%
(reflects no deduction for fees, expenses, or taxes)


----------

(1) The S&P 500 Index is an unmanaged index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used benchmark of U.S. equity performance.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

THOMPSON PLUMB BOND FUND

      Investment Objective. The Bond Fund seeks a high level of current income while preserving capital.

      Principal Strategies. The Bond Fund normally invests at least 80% of its total assets in a diversified portfolio of bonds, including corporate bonds, short-term debt instruments, mortgage-related securities, U.S. Treasury securities and other debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities). Corporate bonds will normally comprise a majority of the Bond Fund's portfolio of debt securities. The dollar-weighted average portfolio maturity of the Bond Fund will normally not exceed 10 years. We do not purchase securities with a view to rapid turnover. The Bond Fund invests primarily in investment-grade debt securities (i.e., those rated in the four highest rating categories by S&P or Moody's), but may invest up to 10% of its total assets in bonds rated below investment grade.

      Risks. The share price, total return and yield of the Bond Fund will fluctuate depending on changes in the market value and yields of the bonds in the Fund's portfolio. As a result, loss of money is a risk of investing in the Bond Fund. The value of bonds is affected primarily by changes in interest rates, average maturities and the investment and credit quality of the securities. A bond's market value increases or decreases in order to adjust its yield to current interest rate levels. A bond's yield reflects the bond's fixed annual interest as a percentage of its current price. Therefore, bond prices generally move in the opposite direction of interest rates and movements in interest rates typically have a greater effect on prices of longer term bonds than on those with shorter maturities. Changes in prevailing interest rates will also affect the yield on shares of the Bond Fund. Interest rate fluctuations, however, will not affect the income received by the Bond Fund from its existing portfolio of fixed income securities (other than from variable rate securities).

      The Bond Fund is subject to credit risk, which is the risk that the issuers of the bonds in which the Fund invests may default on interest and/or principal payments. The creditworthiness of an issuer could deteriorate because of developments affecting the issuer uniquely, industry developments or general economic conditions. Such deterioration increases the risk of default and would likely cause a decline in the bond's value.

      Because it can invest up to 10% of its total assets in bonds rated below investment grade (commonly referred to as "junk" or "high-yield" bonds), the Bond Fund is subject to junk bond risk. Junk bonds are considered speculative with regard to the issuer's capacity to pay interest and repay principal. Such bonds are subject to possible risk of issuer default or bankruptcy, lack of liquidity and sensitivity to adverse economic events or developments specific to the issuer.

      Certain of the bonds held by the Bond Fund (particularly mortgage-related securities) may be prepaid prior to their scheduled maturity dates. Prepayment is likely during periods of falling interest rates. Risk of prepayment generally affects the price and yield of a bond and their volatility because prepayment shortens the life of the bond and thus the expected interest payments from that bond. Prepayment will also require the Bond Fund to reinvest the proceeds in other securities usually at lower rates and yields.

      Although U.S. Treasury securities are backed by the full faith and credit of the United States Treasury, not all of the securities issued by U.S. Government agencies and instrumentalities in which the Bond Fund may invest are issued or guaranteed by the U.S. Treasury. Such securities vary in terms of the degree of support afforded by the U.S. Government. Some agency securities are supported by the agency's right to borrow from the U.S. Treasury, such as those issued by the Federal Home Loan Banks. Still others are supported only by the discretionary authority of the U.S. Treasury to purchase the agency's obligations, such as those issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or by the credit of the agency that issued them, such as those issued by the Federal National Mortgage Association ("Fannie Mae") or the Student Loan Marketing Association ("Sallie Mae"). Because there is no guarantee that the U.S. Government will provide support to such agencies, such securities involve risk of loss of principal and interest.

      Our selection of securities for the Bond Fund may not perform as well as we expected when we bought them or as well as the bond markets generally.

      The Bond Fund is suitable if you are looking for current income through investment-grade debt securities.

      Past Performance. The bar chart and table below provide some indication of the risks of investing in the Bond Fund by showing how the Fund's total returns before taxes have varied from year to year and how the Fund's average annual total returns (both before and after taxes) compare to a broader measure of market performance. As with all mutual funds, past performance (before and after taxes) is not an indication of the future.

                                    BOND FUND
                           YEAR-BY-YEAR TOTAL RETURNS

                                  [BAR CHART]

1995            14.47%
1996             1.83%
1997             7.42%
1998             8.71%
1999            -2.82%
2000             8.27%
2001            10.14%
2002             1.87%
2003            13.61%
2004             3.14%

      The Fund's highest/lowest quarterly results during this period were:

            Highest:        6.59%         (quarter ended 6/30/03)
            Lowest:        -1.95%         (quarter ended 6/30/02)

                                    BOND FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2004)

                                                                         1 YEAR      5 YEARS      10 YEARS
                                                                         ------      -------      --------
Return Before Taxes                                                       3.14%       7.32%         6.53%
Return After Taxes on Distributions                                       1.13%       5.09%         4.30%
Return After Taxes on Distributions and Sale of Fund Shares               2.18%       4.91%         4.21%
----------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Govt./Credit Index(1)                        3.04%       7.21%         7.16%
(reflects no deductions for fees, expenses or taxes)

----------

(1) The Lehman Brothers Intermediate Government/Credit Index is an index of all investment grade bonds with maturities of more than one year and less than 10 years.

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

      The Bond Fund's annualized yield for the 30 days ended December 31, 2004 was 2.50%. For current yield information, please call 1-800-999-0887.

                                FEES AND EXPENSES

      This summary describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

      SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT). Because the Funds are no-load funds, you pay no fee or sales charges when you buy, sell or exchange shares. However, you will be charged a fee (currently $15.00) when you have redemption proceeds paid to you by wire transfer. Accounts in a Fund with a balance of less than $2,000 may be subject to a $15.00 annual fee.

                                                           GROWTH FUND           BOND FUND
                                                           -----------           ---------
Management Fees                                               0.91%                0.65%
Distribution (12b-1) Fees                                      None                 None
Other Expenses                                                0.15%                0.55%
                                                              ----                 ----
Total Annual Fund Operating Expenses                          1.06%                1.20%
Less:  Fee Waiver and/or Expense Reimbursement               (0.00)%              (0.40)%(1)
                                                              ----                 ----
Net Expenses                                                  1.06%                0.80%

----------

(1) The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the Bond Fund from April 1, 2004 through March 31, 2005 so that the annual operating expenses of that Fund do not exceed 0.80% of its average daily net assets.

Example:

      This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem (or sell) all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The assumed return does not represent actual or future performance and your actual costs may be higher or lower. However, based on these assumptions, your costs would be:

                        1 YEAR          3 YEARS      5 YEARS       10 YEARS
                        ------          -------      -------       --------
Growth Fund              $108            $337         $585          $1,294
Bond Fund                $ 82            $341         $621          $1,419

                     ADDITIONAL INFORMATION ABOUT INVESTMENT
                        OBJECTIVES, STRATEGIES AND RISKS

GROWTH FUND

      Objective and Principal Strategies. The Growth Fund seeks a high level of long-term capital appreciation. We generally seek to identify investment opportunities in equity securities of companies which we believe have above-average potential for earnings and dividend growth.

      We may invest some (but less than one-third) of the Growth Fund's assets in stocks of smaller companies whose market capitalizations are less than $1 billion.

      Other Strategies. In addition to common stocks, the Growth Fund may invest in convertible preferred and convertible fixed income securities and other corporate debt securities. We generally limit the Growth Fund's purchase of these securities to those which are investment grade, that is, rated in one of the four highest rating categories by S&P or Moody's, but may invest up to 5% of our assets in fixed-income securities which are rated below investment grade. The Growth Fund may also invest in income producing short-term debt instruments as a reserve for future purchases of securities.

      Risks. The share price and total return of the Growth Fund will increase or decrease depending on changes in the value of the common stocks in its portfolio. See "Risks" below.

BOND FUND

      Objective and Principal Strategies. The Bond Fund seeks a higher level of current income, while at the same time preserving investment capital. The Bond Fund invests primarily in a diversified portfolio of investment-grade bonds. Such securities generally include the following types:

            - Debt securities of domestic issuers, and of foreign issuers payable in U.S. dollars (corporate debt securities) rated at the time of purchase within the four highest categories by either S&P or Moody's;

            - Securities backed by the full faith and credit of the U.S. Government, such as U.S. Treasury notes, bills and bonds and GNMA certificates;

            - Securities issued or guaranteed by an agency or instrumentality of the U.S. Government: that are secured by the right of the agency to borrow from the U.S. Treasury, such as securities issued by the Federal Home Loan Banks; that are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the agency or instrumentality, such as securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac"); or that are supported only by the credit of the instrumentality itself, such as securities issued by the Federal National Mortgage Corporation ("Fannie Mae") or the Student Loan Marketing Association ("Sallie Mae");

            - Mortgage-related securities issued or guaranteed by private issuers and guarantors rated at the time of purchase within the four highest categories by S&P or Moody's;

            - Commercial paper rated within the two highest categories for commercial paper or short-term debt securities by either S&P or Moody's at the time of purchase;

            - Obligations of banks and thrifts whose deposits are insured by the FDIC;

            - Short-term corporate obligations, including variable rate demand notes if the issuer has commercial paper or short-term debt securities rated within the two highest categories by either S&P or Moody's at the time of purchase.

      Although there are no restrictions on the maturity of securities in which the Bond Fund may invest, it is anticipated that during normal market conditions, the dollar-weighted average portfolio maturity of the Fund will not exceed 10 years. In calculating average maturity, the stated final maturity date of a security is used, unless it is probable that the issuer will shorten the maturity, in which case the date on which it is probable that the issuer will call, refund or redeem the security is used. We actively manage the portfolio maturity of the debt securities in the Fund's portfolio, consistent with its investment objective, according to our assessment of the interest rate outlook. During periods of rising interest rates, we will likely attempt to shorten the average maturity of the portfolio to cushion the effect of falling bond prices on the Fund's share price. When interest rates are falling and bond prices are increasing, on the other hand, we will likely seek to lengthen the average maturity.

      Other Strategies. Notwithstanding the foregoing, the Bond Fund may invest up to 10% of its total assets in debt securities (including convertible securities) that are rated below investment grade, i.e., below "BBB" by S&P or "Baa" by Moody's. Such securities are considered speculative with regard to the issuer's capacity to pay interest and repay principal.

      Risks. The share price, yield and total return of the Bond Fund will increase or decrease depending on changes in the value of, and interest rates and yield on, the fixed income securities in the Bond Fund's portfolio. See "Risks" below.

RISKS

      Common Stocks. The GROWTH FUND invests in common stocks. Common stocks fluctuate in value for various reasons, including changes in the equities markets, general economic or political changes, interest rate changes and factors particularly affecting the issues of stocks and their industries. In addition, we may invest some of the Growth Fund's assets in stocks of companies with small market capitalizations (under $1 billion) and which may be traded only in the over-the-counter market. Stocks of smaller companies are subject to greater price volatility than stocks of large companies and may have less market liquidity.

      Investment Style. The GROWTH FUND is subject to "style" risk, which is the risk that their respective investment styles may perform differently from funds with other investment styles or the equities markets generally from time to time due to market and economic conditions as well as issuer and industry developments.

      The GROWTH FUND has a blended investment style, which we generally characterize as "growth at a reasonable price." However, the Fund may prefer a certain investment style and look for growth stocks or value stocks when warranted by market conditions and other factors. Growth stocks are those of companies perceived to have good growth prospects and are often characterized by increasing revenues or earnings. They typically have higher price/earning ratios and as a result tend to be sensitive to changes in their earnings and corporate developments and are more volatile than other types of stocks. Value stocks are those of companies whose stock prices are believed to be undervalued relative to their true value. They are often overlooked or out-of-favor with investors. To the extent the GROWTH FUND emphasizes growth stocks (or value stocks) during a particular period, it may be subject to the risk that such stocks will underperform and/or be more volatile than the market or other types of securities.

      Stock Selection. The GROWTH FUND is subject to manager or stock selection risk, which is the risk that a portfolio manager's decision to acquire stocks of particular companies may prove to be unwise because of factors that were not adequately anticipated by the portfolio manager when making the investment. This risk is exacerbated when an investment is significant relative to the Fund's total assets.

      Fixed Income Securities. The BOND FUND and, to a lesser extent, the GROWTH Fund may invest in bonds and other fixed-income securities, including convertible securities. The total return realized by a Fund on the fixed income portion of its portfolio consists of the change in the value of the fixed income securities held by the Fund and the income generated by those securities. The value of fixed income securities is affected primarily by changes in interest rates, average maturities, the securities' investment quality and the creditworthiness of the issuer.

      A bond's yield reflects the fixed annual interest as a percentage of its current price. The price (the bond's market value) will increase or decrease in order to adjust the bond's yield to current interest rate levels. Therefore, bond prices generally move in the opposite direction of interest rates. As a result, interest rate fluctuations will affect the net asset value of a Fund that invests in bonds, but will not affect the interest income received by the Fund from its existing portfolio of fixed income securities. However, changes in prevailing interest rates will affect the yield on shares subsequently issued by the Fund. Movements in interest rates also typically have a greater effect on the prices of longer term bonds than on those with shorter maturities.

      The fixed-income securities in which the Funds invest are generally investment grade, meaning that they are rated in one of the four highest rating categories by S&P's or Moody's. However, the GROWTH FUND may invest up to 5% of its total assets in fixed-income securities rated below investment grade, and the BOND FUND may invest up to 10% of its assets in fixed income securities rated below investment grade. As of December 31, 2004, approximately 14% of the Bond Fund's net assets were represented by non-investment grade debt securities. The current percentage exceeds 10% due to market appreciation. Non-investment grade securities, commonly referred to as "high-yield/high-risk" or "junk" bonds, are considered speculative with regard to the issuer's capacity to pay interest and repay principal. They are subject to special risks, including possible issuer default or bankruptcy, lack of liquidity and sensitivity to adverse economic events or developments specific to the issuer.

OTHER INFORMATION

      Portfolio Turnover. We generally do not purchase securities for short-term trading. However, when appropriate, we will sell securities without regard to length of time held. A high portfolio turnover rate may increase transaction costs, which would adversely affect Fund performance, and result in increased taxable gains and income to you.

      Change in Investment Objective. EACH FUND'S investment objective may be changed by the Board of Directors without shareholder approval. However, the Board does not plan to change any Fund's objective.

      The policy of the BOND FUND to invest, under normal circumstances, at least 80% of its total assets in bonds. This policy may be changed by the Board upon at least 60 days' prior written notice to the shareholders, which notice will comply with the requirements of Rule 35d-1 under the 1940 Act.

      Temporary Defensive Positions. EACH FUND may invest, without limitation, in short-term instruments for defensive purposes in response to adverse market, economic and other conditions that could expose the Fund to a decline in value. Short-term instruments include commercial paper, certificates of deposit, U.S. Treasury bills, variable rate demand notes, repurchase agreements and money market funds. These temporary defensive positions are inconsistent with the Funds' principal investment strategies and make it harder for the Funds to achieve their objectives.

FUND HOLDINGS INFORMATION

      The Funds understand that portfolio holdings information is material, non-public information and that selective disclosure of such information may be prohibited. Accordingly, we have adopted a policy regarding the disclosure of portfolio holdings information, which is described in the Statement of Additional Information and is available on the Funds' website at www.thompsonplumb.com.

                                   MANAGEMENT

INVESTMENT ADVISOR

      Thompson Investment Management, LLC (TIM), 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, serves as investment advisor for the Funds. TIM also provides investment advice to individuals and institutional clients. As of January 1, 2005, TIM had approximately $2.34 billion of assets under management. TIM Holdings, Inc., an affiliate of TIM, acts as administrator to all of the Funds. In such capacity, TIM provides the Funds with administrative and accounting services. TIM and TIM Holdings are controlled by John W. Thompson.

      During the fiscal year ended November 30, 2004, the Growth Fund and Bond Fund paid management fees to TIM of 0.91% and 0.65%, respectively, of such Fund's average daily net assets during that year.

PORTFOLIO MANAGERS

      Growth Fund. John W. Thompson and John C. Thompson serve as Co-Portfolio Managers for the Growth Fund. John W. Thompson has managed or co-managed the Growth Fund since its inception. Mr. Thompson is the Chairman, Chief Executive Officer and a Director of Thompson Plumb Funds, Inc. and President of TIM and TIM Holdings. Until January 2004, Mr. Thompson was President and Treasurer of Thompson, Plumb & Associates, Inc. (now known as Wisconsin Capital Management,
LLC). Mr. Thompson has a B.S. degree from the University of Wisconsin and an M.B.A. from the Wharton School at the University of Pennsylvania. He is a CFA charterholder.

      John C. Thompson has been actively involved in the management of the Growth Fund since January 1994. Mr. Thompson is the President and Chief Operating Officer of Thompson Plumb Funds, Inc. He is also Vice President of TIM. Previously, he worked in various capacities for Thompson, Plumb & Associates, Inc. Mr. Thompson received a B.S. degree from the University of Wisconsin and an M.B.A. from the University of Chicago. Mr. Thompson is a CFA charterholder.

      Bond Fund. John W. Thompson serves as Portfolio Manager for the Bond Fund, having managed or co-managed the Bond Fund since inception. Information about Mr. Thompson is set forth under "Growth Fund" above.

ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS

      The Statement of Additional Information for the Funds provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio manager, and the portfolio managers' ownership of shares of the Funds.

                                HOW TO BUY SHARES

GENERAL

      You may buy shares of any Fund without a sales charge. The price you pay for the shares will be based on the net asset value per share next determined after your purchase order is received by Thompson Plumb Funds through U.S. Bancorp Fund Services, LLC, the Funds' transfer agent (Transfer Agent) or a clearing agency registered with the Securities and Exchange Commission (e.g., NSCC's Fund/SERV system), or received by Quasar Distributors, LLC, the principal underwriter and distributor of shares of the Funds (Distributor), or other broker-dealer or designated intermediary authorized by the Funds. That determination is made as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) every day on which the Exchange is open. You need to complete the Account Application and submit it to the Funds in order to purchase Fund shares. The Funds reserve the right to reject any purchase order for any reason. Shares generally may not be purchased by persons residing outside the United States. Please note that your application will be returned if any information is missing. The Fund does not issue share certificates.

      Please call us at 1-800-999-0887 or visit our website at www.thompsonplumb.com if you have any questions about purchasing shares of the Funds or require additional assistance in completing your Account Application.

      The investment minimums for purchases of shares of a Fund are as follows:

      To open an account:               $2,500 ($2,000 for IRAs)

      To add to an account:      $100 ($50 for Automatic Investment Plan and
                                 Automatic Exchange Plan)

      The initial and subsequent investment minimums are not imposed on retirement plan accounts (such as 401(k), 403(b), SIMPLE and SEP plans).

      The Funds have established an Anti-Money Laundering Program as required by the USA PATRIOT Act. In order to ensure compliance with this law, we are required to obtain the following information for all registered owners and all authorized individuals:

            -     Full Name

            -     Date of Birth

            -     Social Security Number

            -     Permanent Street Address (P.O. box is not acceptable)

            -     Corporate accounts require additional documentation

      The Funds will use such information to verify your identity and will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act. The Funds also reserve the right to close an account within five business days if identifying information or documentation is not received.

      The Funds have not adopted a "Rule 12b-1" distribution plan and thus do not make any payments out of their assets for activities that are primarily intended to result in the sale of Fund shares. All sales, marketing and other distribution-related costs are borne by the Advisors, including the costs of advertising and sales literature, the fees and expenses of the Distributor, the costs of printing and mailing prospectuses, and compensation to broker-dealers and other intermediaries.

PURCHASE PROCEDURES

              You may buy shares of any Fund in the following ways:

METHOD                                                   STEPS TO FOLLOW
------                                                   ---------------
BY MAIL:                                                 TO OPEN A NEW ACCOUNT:
       Thompson Plumb Funds, Inc.                        1.    Complete the Account Application.
       c/o U.S. Bancorp Fund Services, LLC
       P.O. Box 701                                      2.    Make your check payable to "Thompson Plumb Funds" (note: your
       Milwaukee, WI 53201-0701                                purchase must meet the applicable minimum). All purchases by check must be made in U.S. dollars. No third party checks, credit cards, credit card checks, cashier's checks, Treasury
                                                               Checks, traveler's checks, starter checks, cash or money
                                                               orders will be accepted.

                                                         3.    Send the completed Account Application and check to the
                                                               applicable address listed to the left (note: $25 charge for returned checks).


BY PERSONAL DELIVERY/EXPRESS MAIL:                       TO ADD TO AN EXISTING ACCOUNT:
       Thompson Plumb Funds, Inc.                        1.    Complete the Additional Investment form included with your
       c/o U.S. Bancorp Fund Services, LLC                     account statement (or write a note with your account number).
       615 East Michigan Street
       Milwaukee, WI 53202                              2.    Make your check payable to "Thompson Plumb Funds." No third party checks, credit cards, credit card checks, cashier's
                                                              checks, Treasury Checks, traveler's checks, starter checks, cash or money orders will be accepted.

                                                        3.    Send the Additional Investment form (or note) and check to the applicable address listed to the left (note: $25 charge for returned checks).

BY WIRE OR ELECTRONIC FUNDS TRANSFER:                    TO OPEN A NEW ACCOUNT:

Wire To:       U.S. Bank, N.A.                           1.    Complete and return the Account Application form to us at the
               ABA 075000022                                   applicable address set forth above. Before you wire funds, we must have your completed Account Application.

Credit:        c/o U.S. Bancorp Fund
               Services, LLC
               Account 112-952-137


Further Credit:(Name of Thompson Plumb                   2.    Upon receipt of your completed Account Application, we will
                  Fund)                                        establish an account for you. The account number assigned will
               (Your Name)                                     be required as part of the instruction that should be given to
               (Account Number)                                your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that
Note: Amounts sent by wire or electronic funds                 monies can be correctly applied. Your bank should transmit
transfers must be received before 3:00 p.m.                    funds by wire using the instructions to the left.
Central Time in order to buy shares that day.
Also, you are responsible for any charges that
your bank may impose for effecting the wire or
electronic funds transfer.

                                                         TO ADD TO AN EXISTING ACCOUNT:

                                                         1.    Before sending your wire, please contact us at 1-800-999-0887 to advise us of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

                                                         BY ELECTRONIC FUNDS TRANSFER:

                                                         Investors may purchase additional shares on demand, by calling
                                                         1-800-999-0887. If elected on your Account Application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network, provided that your bank is a member. You must have banking information established on your account prior to making a purchase. Your shares will be purchased at the net asset value calculated on the day of your purchase order. A $25 charge will be assessed for any such transfer that cannot be completed.

AUTOMATIC INVESTMENT PLAN:                               TO OPEN A NEW ACCOUNT:

(Note: This plan may be suspended, modified              Not Applicable.
or terminated at any time.)

                                                         TO ADD TO AN EXISTING ACCOUNT:

                                                         1.    Call us at 1-800-999-0887 or visit our website at
                                                               www.thompsonplumb.com to obtain a regular Account Application.

                                                         2.    Complete the Automatic Investment Plan section on the regular
                                                               Account Application to authorize the transfer of funds from your bank account, include a voided check with the application and indicate how often (monthly, bimonthly, quarterly or
                                                               yearly) you wish to make automatic investments.

                                                         3.    Indicate the amount of the automatic investments (must be at least $50 per investment).

                                                         4.    Your bank will deduct the automatic investment amount you have selected from your checking account on the business day of your choosing, and apply that amount to the purchase of fund shares.
                                                               (Note: you will be charged $25 for any automatic investments that do not clear.)

                                                         TO CHANGE OR STOP AN AUTOMATIC INVESTMENT PLAN:

                                                         1.    Call us at 1-800-999-0887. We will take your request and give you a confirmation number; or

                                                         2.    Write a letter requesting your change to:

                                                               Thompson Plumb Funds, Inc
                                                               c/o U.S. Bancorp Fund Services,
                                                         LLC
                                                               P.O. Box 701
                                                               Milwaukee, WI 53201-0701

THROUGH BROKER-DEALERS AND                               You may purchase shares of any Fund through a
OTHER SERVICE PROVIDERS:                                 broker-dealer, institution or other service provider,
                                                         who may charge a commission or other transaction fee.
                                                         Certain features of a Fund may not be available or may
                                                         be modified in connection with the program offered by
                                                         your service provider. The service provider, rather than
                                                         you, may be the shareholder of record of Fund shares,
                                                         and may be responsible for delivering Fund reports and
                                                         other communications about the Funds to you

EXCHANGE OF FUND SHARES

      You may exchange shares of a Fund for shares of another Fund without a fee or sales charge. The exchange of shares can be made by mailing a letter of instruction to the Funds or by telephone unless you have declined this option on your Account Application. If you have a joint account, only one joint tenant's authorization is required for a telephone exchange. In making telephone exchanges, you assume the risk for unauthorized transactions. However, we have procedures designed to reasonably assure that the telephone instructions are genuine and will be liable to you if you suffer a loss from our failure to abide by these procedures. The exchange privilege may be modified or terminated at any time.

      The basic rules for exchanges are as follows:

      - Shares being exchanged must have a net asset value of at least $1,000 (except for the Automatic Exchange Plan) but less than $100,000.

      - Immediately following the exchange, the value of your account in the Fund for which shares are exchanged must be at least $2,500 (or $2,000 for IRAs).

      - We reserve the right to limit the number of times you may exchange Fund shares.

      Automatic Exchange Plan. You may also make regular monthly exchanges from one Fund to another through our Automatic Exchange Plan. You may participate by completing the Automatic Exchange Plan Application, which may be obtained from the Funds. You must establish an account for each Fund with at least $2,500 (or $2,000 for IRAs) before you can make automatic exchanges. You determine the amount that will be automatically exchanged (must be at least $50) and the day of each month the exchange will be made.

      Tax Treatment for Exchanges. An exchange of shares from one Fund to another Fund is treated as a sale of the shares being exchanged and any gain on the transaction may be subject to income tax.

      Excessive Account Activity. An excessive number of purchases and redemptions by a shareholder (market timing) in and out of a Fund may be disadvantageous to the Fund and its shareholders. Frequent transactions present such risks to Fund shareholders as dilution in the value of Fund shares held by long-term holders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, and adverse tax consequences. The Funds' Board of Directors has adopted policies to discourage frequent purchases and redemptions of Fund shares. We prohibit any shareholder from making more than three exchanges from one Fund to another Fund, or from making more than three purchases back into a Fund that were preceded by or otherwise connected to redemptions from the same Fund, in any 12-month period. However, when purchases and sales are made through omnibus accounts maintained by broker-dealers and other intermediaries, we may not be able effectively to identify and restrict persons who engage in such activity. This prohibition does not apply to shareholders who have automatic investment or exchange plans or systematic withdrawal plans. We also reserve the right to revise or terminate the exchange privilege, limit the amount of an exchange or a purchase order, or reject a purchase or an exchange, at any time, for any reason. We also have the right to close accounts of persons who have a known history of market timing and other disruptive transaction activity.

AVAILABILITY OF MONEY MARKET FUND

      If you elect on the Account Application, you may withdraw some or all of your investment in a Fund and reinvest the proceeds the same day in Class A shares of the First American Prime Obligations Fund. You may also move that investment back into any of the Funds. Your use of this privilege is subject to the purchase and redemption amounts set forth in the First American Prime Obligations Fund prospectus. Please read that prospectus before making an exchange into Class A shares of the First American Prime Obligations Fund. There is no charge for this privilege. Please note that when exchanging from the Fund to the First American Prime Obligations Fund, you will begin accruing income from the First American Prime Obligations Fund the day following the exchange. When exchanging less than all of the balance from the First American Prime Obligations Fund to your Fund, your exchange proceeds will exclude accrued and unpaid income from the First American Prime Obligations Fund through the date of exchange. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

      The Funds receive a fee from First American Prime Obligations Fund for certain shareholder support services at the annual rate of 0.20% of the average daily net asset value of the First American Prime Obligations Fund shares that are issued as a result of exchanges of Fund shares. This privilege may be modified or terminated at any time.

                               HOW TO SELL SHARES

GENERAL

      You may redeem (sell back to the Fund) all or some shares of any Fund at any time by sending a written request to Thompson Plumb Funds. A Redemption Request Form is available from the Funds. The price you receive for the shares will be based on the net asset value per share next determined after the redemption request is received by the Funds (through the Transfer Agent), by a clearing agency registered with the Securities and Exchange Commission (e.g., NSCC's Fund/SERV system), or by the Distributor or other broker-dealer or designated intermediary authorized by the Funds. The net asset value per share is determined as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day in which the Exchange is open. Please call us at 1-800-999-0887 if you have any questions about redeeming shares of the Funds.

REDEMPTION PROCEDURES

      You may redeem Fund shares in the following ways:

               METHOD                                         STEPS TO FOLLOW
               ------                                         ---------------
BY MAIL:                                        1.    A written request for redemption (or
                                                      the Redemption Request form) must be
      Thompson Plumb Funds, Inc.                      signed exactly as the account is
      c/o U.S. Bancorp Fund Services, LLC             registered and include the account
      P.O. Box 701                                    number and the amount to be
      Milwaukee, WI 53201-0701                        redeemed.

BY PERSONAL DELIVERY/EXPRESS MAIL:

      Thompson Plumb Funds, Inc.                2.    Send the written redemption
      c/o U.S. Bancorp Fund Services, LLC             request and ay certificates for
      615 East Michigan Street                        the shares being redeemed to the
      Milwaukee, WI 53202                             applicable address listed to the
                                                      left.

                                                3.    Signatures may need to be
                                                      guaranteed. See "Signature
                                                      Guarantees."

SYSTEMATIC WITHDRAWAL PLANS:                    You can elect to participate in our
                                                Systematic Withdrawal Plan by
                                                completing the Systematic Withdrawal
                                                Plan section on the regular Account
                                                Application. This plan allows you to
                                                arrange for automatic withdrawals from
                                                your Fund account. Payments may be
                                                sent via check to your address of
                                                record or to a pre-authorized bank
                                                account through the Automatic Clearing
                                                House (ACH) network, if your bank is a
                                                member. You select the schedule for
                                                systematic withdrawals, which may be
                                                on a monthly basis or in certain
                                                designated months. You also select the
                                                amount of each systematic withdrawal,
                                                subject to a $50 minimum. To begin

                                                systematic withdrawals, you must have
                                                a Fund account valued at $10,000 or
                                                more. The Systematic Withdrawal Plan
                                                may be terminated or modified at any
                                                time in wiring by telephone at least 5
                                                days prior to the effective date.

BY TELEPHONE:                                   We will accept telephone redemptions
                                                unless you indicate otherwise on your
                                                account application.

                                                1.    Call us at 1-800-999-0887.

                                                2.    Provide your account number and the
                                                      amount to be redeemed.

                                                3.    Telephone redemptions are subject to
                                                      a $25,000 maximum.

                                                4.    We will send the proceeds from a
                                                      telephone redemption via check to
                                                      the shareholder's address of record,
                                                      wire the proceeds to the
                                                      shareholder's bank of record, or
                                                      send the proceeds via electronic
                                                      funds transfer through the Automated
                                                      Clearing House (ACH) network to a
                                                      pre-determined account. In order to
                                                      arrange for automated wire or
                                                      electronic funds transfer, you must
                                                      have elected the option on the
                                                      account application, and have
                                                      provided a voided check. There is a
                                                      $15 charge for a wire transfer.
                                                      There is no charge for a transfer
                                                      through the Automated Clearing House
                                                      (ACH) system but your bank must be a
                                                      member. Electronic funds transfers
                                                      are generally completed within 2 to
                                                      3 days.

                                                By accepting the telephone redemption
                                                option, you authorize us to act upon the
                                                instruction of any person by telephone to
                                                redeem shares from your account, and you
                                                assume some risk for unauthorized
                                                transactions. We have procedures
                                                designated to reasonably assure that the
                                                telephone instructions are genuine,
                                                including recording telephone
                                                conversations, requesting personal
                                                information and providing written
                                                confirmation of transactions, and we will
                                                be liable to you if you suffer a loss from
                                                our failure to abide by these procedures.

THROUGH BROKER-DEALERS, INSTITUTIONS AND        You may redeem Fund shares through
OTHER SERVICE PROVIDERS:                        broker-dealers, institutions and other
                                                service providers, who may charge a
                                                commission or other transaction fee for
                                                processing the redemption for you.

RECEIVING REDEMPTION PROCEEDS

      You may request to receive your redemption proceeds by mail or by wire or electronic funds transfer. No redemption will be effective until all necessary documents have been received in proper form by Thompson Plumb Funds (through the Transfer Agent). Redemption proceeds will be sent within seven days after we receive the redemption request; however, we will delay sending redemption proceeds for 12 days from their purchase date or until all payments for the shares being redeemed have cleared, whichever occurs first.

                METHOD                                      STEPS TO FOLLOW
                ------                                      ---------------
BY MAIL:                                        We mail checks for redemption proceeds
                                                after we receive the request and all
                                                necessary documents. The check will be
                                                mailed to the address on your account
                                                (unless you request that it be sent to a
                                                different address which would require a
                                                signature guarantee). There is no charge
                                                for mailing out redemption checks. Your
                                                redemption checks will be mailed unless
                                                you expressly request that it be sent by
                                                wire or electronic fund transfer.

BY WIRE/ELECTRONIC FUNDS TRANSFER:              At your written request and with a
                                                guaranteed signature on your redemption
                                                request, we will send you your redemption
                                                proceeds by wire or electronic funds
                                                transfer to your designated bank account.
                                                You will be charged a fee (currently $15)
                                                for each wire transfer. There is no charge
                                                for electronic fund transfers. You will be
                                                responsible for any charges that your bank
                                                may impose for receiving wire or
                                                electronic fund transfers. If you do not
                                                have automated bank instructions on your
                                                account, or if proceeds are sent to other
                                                than a pre-determined bank or address, a
                                                signature guarantee will be required.

OTHER REDEMPTION INFORMATION

      Signature Guarantees. For your protection, your signature on a redemption request must be guaranteed by an institution eligible to provide them under federal or state law (such as a bank, savings and loan, or securities broker-dealer) under any of the following circumstances:

            -     The redemption is for $25,000 or more.

            - The proceeds are to be sent to someone other than the registered account holder of the shares being redeemed.

            - The proceeds are to be sent to an address other than the registered address on the account.

            -     If you want to change ownership registration on your account.

            - If you have requested a change of address within 15 days prior to the redemption request.

            - If you request that the redemption proceeds be sent by federal wire transfer to a bank other than your bank of record.

      Small Accounts. Because of the disproportionately high cost of servicing accounts with low balances, a $15 annual fee may be automatically deducted from each account in a Fund falling below $2,000. This small account fee is not imposed on retirement plan accounts. The deduction will generally be made during the fourth quarter of each year on accounts that are then below $2,000.

      In addition, we reserve the right to terminate your account in any Fund if, as a result of any transfer, exchange or redemption of shares in the account, the aggregate net asset value per share of the remaining shares in the account falls below $2,000. We will notify you at least 30 days in advance of our intention to terminate the account to allow you an opportunity to restore the account balance to at least $2,000. Upon any such termination, we will send you a check for the proceeds of redemption.

      Suspension of Redemptions. Your right to redeem shares in any Fund and the date of payment by the Fund may be suspended when: (1) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) an emergency makes it impracticable for the Fund to sell its portfolio securities or to determine the fair value of its net assets; or (3) the Securities and Exchange Commission orders or permits the suspension for your protection.

                                OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE

      Each Fund calculates its share price, also called net asset value, for both purchases and sales of shares, as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time), every day the Exchange is open. We determine a Fund's net asset value per share by adding up the total value of the Fund's investments and other assets and subtracting its liabilities, and then dividing that amount by the number of outstanding shares of the Fund. We value each Fund's investments at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds' Board of Directors. Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service. We generally value debt securities held by a Fund with remaining maturities of 60 days or less on an amortized cost basis.

      When a security is "fair valued," consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds' Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

AUTHORIZED BROKER-DEALERS

      The Funds have authorized one or more broker-dealers to receive purchase and redemption orders on behalf of the Funds. These broker-dealers may designate other intermediaries to receive such orders. These authorized broker-dealers may charge customers a fee for their services. The Funds will be deemed to have received a customer order when an authorized broker-dealer or its designated intermediary receives the order. Such customer orders will be priced at the relevant Fund's net asset value per share next determined after the orders are received by an authorized broker-dealer or its designated intermediary.

DIVIDENDS AND DISTRIBUTIONS

      The Growth, Select and Blue Chip Funds annually (generally within 60 days following their November 30 fiscal year-end) distribute substantially all of their net investment income and any net realized capital gains. The Bond Fund distributes its net investment income quarterly (generally within 60 days following the end of each fiscal quarter) and net realized capital gains annually (generally within 60 days following its November 30 fiscal year-end). All income, dividends and capital gains distributions are automatically reinvested in shares of the relevant Fund at net asset value, without a sales charge, on the payment date, unless you request payment in cash.

      If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, we reserve the right to reinvest the distribution check in your account at the relevant Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. Distributions from a Fund of amounts under $10 will be automatically reinvested in additional shares of that Fund.

TAXES

      Distributions of income and capital gains are generally taxable when they are paid, whether they are reinvested in additional Fund shares or received in cash, unless you are exempt from taxation or entitled to tax deferral. Distributions are taxable as ordinary income, qualifying dividends or capital gains. As a result of the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum federal rate on certain long-term capital gains and qualifying dividends received by individuals, estates and trusts is reduced to 15% through 2008. Long-term capital gains distributions that do not qualify for the reduced rate will generally be taxed at a federal rate of 20%, and short-term capital gains distributions will be taxed as ordinary income. Qualifying dividends include dividends received from domestic corporations (including mutual funds) on shares of stock that have been held for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date. Additional requirements and limitations are imposed for purposes of determining the amount of dividends received from mutual funds that may qualify for the reduced tax rate. Non-qualifying dividends, including dividends of income on debt securities, will be taxed at ordinary income rates. You will receive information annually on the federal tax status of the Fund's dividends and capital gains distributions.

      We expect that most of the Growth Fund's distributions will be capital gains, and most of the Bond Fund's distributions will be ordinary income, in light of their investment objectives and policies.

      In the Account Application, you are asked to certify that your taxpayer identification or social security number is correct and that you are not subject to backup withholding. If you fail to do so, the Funds are required to withhold 30% of your taxable distributions and redemption proceeds.

      The foregoing tax discussion is general. You should consult your own tax advisor for more information and specific advice.

RETIREMENT ACCOUNTS AND PLANS

      Individual Retirement Accounts. The Funds sponsor Individual Retirement Accounts (IRAs) through which you may invest annual IRA contributions and roll-over IRA contributions in shares of any of the Funds. The IRAs available through the Funds include Traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts. U.S. Bank, National Association will serve as custodian for all these types of IRA accounts sponsored by the Funds. U.S. Bank will charge a $15.00 annual maintenance fee for each Traditional IRA, Roth IRA or Coverdell Education Savings Account. Shareholders with two or more IRAs using the same tax ID number will be charged a total of $30.00 annually. Please refer to the IRA Disclosure Statement for a detailed listing of other fees. The Individual Retirement Account Custodial Agreement, the IRA Disclosure Statement and the Custodial Account Application are available from the Funds.

      Purchases and redemptions of shares of any Fund by IRAs and retirement plans are treated in the same manner as any other account. IRAs must meet a minimum initial investment requirement of $2,000 and a minimum subsequent investment requirement of $100. Redemption requests on behalf of IRA owners or retirement plans must indicate whether or not to withhold federal income tax.

      Retirement Plan Accounts. Purchases may also be made by SEP plans (Simplified Employee Benefit Plan), SIMPLE plans (Savings Incentive Match Plan for Employees of Small Employers), 401(k) plans, 403(b) plans and other retirement plans. Forms of SEP, SIMPLE and 403(b) plans are available from the Funds. The initial and subsequent investment minimums are not imposed on retirement plan accounts.

      Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Funds be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Please consult with your own tax or financial advisor.

PRIVACY POLICY

      We strongly believe in protecting the confidentiality and security of information we collect about you. This notice describes our privacy policy and describes how we treat the information we receive about you.

      WE DO NOT SELL YOUR PERSONAL INFORMATION TO ANYONE.

      When we evaluate your request for our services, provide investment advice to you and process transactions for your account, you typically provide us with certain personal information necessary for these transactions. We may also use that information to offer you other services we provide which may meet your investment needs.

      The personal information we collect about you may include: your name, address, telephone number, social security or taxpayer identification number, assets, income, account balance, investment activity and accounts at other institutions.

      We treat information about current and former clients and their accounts in a confidential manner. Our employees may access information and provide it to third parties only when completing a transaction at your request or providing our other services to you. We may disclose information to attorneys, accountants, securities professionals and others to assist us, or them, in providing services to you. We may also share information with the Thompson Plumb family that perform services on our behalf, such as the companies that print and distribute our mailings or companies that we hire to perform marketing or administrative services. Companies we may hire to provide support services are not allowed to use your personal information for their own purposes. We may make additional disclosures as permitted by law.

      We also maintain physical, electronic, and procedural safeguards to protect information. Employees and our professional service representatives are required to comply with our established information confidentiality provisions.

      Generally, upon your written request, we will make available information for your review. Information collected in connection with, or an anticipation of, any claim or legal proceeding will not be made available. If your personal information with us becomes inaccurate, or if you need to make a change to that information, please contact us at the number shown below so we can update our records.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

      To control mailing and printing costs, we will deliver a single prospectus, annual or semi-annual report or other shareholder information ("shareholder documents") to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as "householding."

      We will assume that you consent to householding of shareholder documents unless you check the appropriate box on the Account Application included with the Prospectus indicating that you do not consent or by sending a note to that effect to Thompson Plumb Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. You may revoke your consent to householding at any time by calling Thompson Plumb Funds at 1-800-999-0887 or by writing to us at the address provided above.

WEBSITE

      Visit us online at www.thompsonplumb.com to access the Funds' performance and portfolio characteristics.

      In addition to general information about investing in our Funds, our website offers:

            -     Daily performance

            -     Access to account balances

            -     Portfolio manager's commentaries

            -     Prospectus and applications

            -     Statement of Additional Information

            -     Annual and Semi-Annual Reports

            -     Quarterly lists of the Fund's portfolio holdings

            -     Proxy voting record

            -     Various policies and procedures

                              FINANCIAL HIGHLIGHTS

      The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years (which end on November 30), or since inception for Funds that have not been in existence for at least five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report to Shareholders, which is available upon request.

                                                                                         YEAR ENDED NOVEMBER 30,
                                                                        --------------------------------------------------------
                                                                           2004       2003         2002        2001       2000
                                                                           ----       ----         ----        ----       ----
GROWTH FUND

NET ASSET VALUE, BEGINNING OF PERIOD                                    $   42.45   $  37.85    $    46.45    $ 47.75   $  41.00
INCOME FROM INVESTMENT OPERATIONS

    Net investment income (loss)                                             0.46       0.13          0.22       0.03      (0.04)
    Net realized and unrealized gains (losses) on investments                3.26       4.83         (4.77)      8.02       8.35
                                                                        ---------   --------    ----------    -------   --------
    TOTAL FROM INVESTMENT OPERATIONS                                         3.72       4.96         (4.55)      8.05       8.31
LESS DISTRIBUTIONS

    Distributions from net investment income                                (0.14)     (0.25)        (0.02)        --         --
    Distributions from net realized gains                                      --      (0.11)        (4.03)     (9.35)     (1.56)
                                                                        ---------   --------    ----------    -------   --------
    TOTAL DISTRIBUTIONS                                                     (0.14)     (0.36)        (4.05)     (9.35)     (1.56)
NET ASSET VALUE, END OF PERIOD                                          $   46.03   $  42.45    $    37.85    $ 46.45   $  47.75
                                                                        =========   ========    ==========    =======   ========
TOTAL RETURN                                                                 8.77%     13.28%       (10.65)%    20.73%     21.14%
RATIOS/SUPPLEMENTAL DATA

    Net assets, end of period (millions)                                $ 1,485.9   $  875.6    $    520.6    $ 266.7   $   78.9
    Ratios to average net assets:
         Ratio of expenses+                                                  1.05%      1.07%         1.11%      1.20%      1.29%
         Ratio of expenses without reimbursement*                            1.06%      1.11%         1.15%      1.20%      1.36%
         Ratio of net investment income (loss)                               1.12%      0.47%         0.68%      0.11%     (0.09%)
         Ratio of net investment income (loss) without reimbursement*        1.11%      0.42%         0.65%      0.11%     (0.16%)
    Portfolio turnover rate                                                 28.54%     41.01%        74.07%     62.96%     64.10%

----------

*     Before advisor reimbursement and directed brokerage credits.

+ The ratio of expenses for the years ended November 30, 2004, 2003 and 2002 reflects deduction of directed brokerage credits, and in 2000 reflects deduction of advisor reimbursement.

                                                                                        YEAR ENDED NOVEMBER 30,
                                                                     ------------------------------------------------------------
                                                                       2004        2003          2002          2001          2000
                                                                       ----        ----          ----          ----          ----
BOND FUND

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.86      $10.09        $10.69         $9.99        $10.18

INCOME FROM INVESTMENT OPERATIONS

    Net investment income                                              0.57        0.58          0.59          0.56          0.60
    Net realized and unrealized gains (losses) on investments         (0.16)       0.77         (0.61)         0.72         (0.11)
                                                                     ------      ------        ------        ------         -----
    TOTAL FROM INVESTMENT OPERATIONS                                   0.41        1.35         (0.02)         1.28          0.49
LESS DISTRIBUTIONS

    Distributions from net investment income                          (0.59)      (0.58)        (0.58)        (0.58)        (0.60)
    Distributions from net realized gains                                --          --            --            --         (0.08)
                                                                     ------      ------        ------        ------         -----
    TOTAL DISTRIBUTIONS                                               (0.59)      (0.58)        (0.58)        (0.58)        (0.68)
NET ASSET VALUE, END OF PERIOD                                       $10.68      $10.86        $10.09        $10.69         $9.99
                                                                     ======      ======        ======        ======         =====
TOTAL RETURN                                                           3.90%      13.75%        (0.16)%       13.20%         5.08%
RATIOS/SUPPLEMENTAL DATA

    Net assets, end of period (millions)                             $ 29.7      $ 41.9        $ 34.7         $28.1        $ 21.2
    Ratios to average net assets:
        Ratio of expenses                                              0.80%       0.80%         0.87%         0.94%         0.94%
        Ratio of expenses without reimbursement                        1.20%       1.05%         1.08%         1.13%         1.16%
        Ratio of net investment income                                 5.00%       5.49%         5.94%         5.52%         5.97%
        Ratio of net investment income without reimbursement           4.60%       5.24%         5.73%         5.33%         5.75%
    Portfolio turnover rate                                           23.52%      29.89%        20.09%         7.26%        15.99%

       THOMPSON PLUMB FUNDS, INC                    INVESTMENT ADVISOR
            1-800-999-0887                  Thompson Investment Management, LLC
                                                1200 John Q. Hammons Drive
        DIRECTORS OF THE FUNDS                   Madison, Wisconsin 53717

           Mary Ann Deibele                             DISTRIBUTOR
                                                 Quasar Distributors, LLC
             John W. Feldt                       615 East Michigan Street
                                                Milwaukee, Wisconsin 53202
           Donald A. Nichols

                                                         CUSTODIAN
   John W. Thompson, CFA, President           U.S. Bank, National Association
  Thompson Investment Management, LLC            777 East Wisconsin Avenue
                                                Milwaukee, Wisconsin 53202
         OFFICERS OF THE FUNDS

                                                    TRANSFER AGENT AND
         John W. Thompson, CFA                   DIVIDEND DISBURSING AGENT
        Chief Executive Officer               U.S. Bancorp Fund Services, LLC
                                                 615 East Michigan Street
         John C. Thompson, CFA                  Milwaukee, Wisconsin 53202
               President

                                                  INDEPENDENT REGISTERED
                                                  PUBLIC ACCOUNTING FIRM
             Penny Hubbard                      PricewaterhouseCoopers LLP
        Chief Financial Officer                  100 East Wisconsin Avenue
                                                Milwaukee, Wisconsin 53202
           Jason L. Stephens
Chief Compliance Officer and Secretary                 LEGAL COUNSEL
                                                    Quarles & Brady LLP
                                                 411 East Wisconsin Avenue
                                                Milwaukee, Wisconsin 53202

ADDITIONAL FUND INFORMATION

      The Statement of Additional Information (SAI) contains additional information about the Thompson Plumb Funds. The SAI is on file with the Securities and Exchange Commission (SEC) and is legally part of this Prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The Funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

      To obtain a free copy of the SAI or the Funds' annual and semi-annual reports, or to request other information or ask questions about the Funds, you can contact Thompson Plumb Funds at the telephone number or address shown above. These documents are also available on the Funds' website at www.thompsonplumb.com. You can also view these documents at the SEC's Public Reference Room in Washington, D.C. or on the SEC's website at http://www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090. Copies of such information and reports may be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                                           SEC File No. 811-4946

                       STATEMENT OF ADDITIONAL INFORMATION
                                  APRIL 1, 2005
                           THOMPSON PLUMB FUNDS, INC.

                           1200 JOHN Q. HAMMONS DRIVE
                            MADISON, WISCONSIN 53717
                            TELEPHONE: 1-800-999-0887

      This Statement of Additional Information ("SAI") contains detailed information about the Thompson Plumb Growth Fund (the "Growth Fund") and Thompson Plumb Bond Fund (the "Bond Fund"). Collectively, the Growth Fund and Bond Fund are referred to herein as the "Funds" and individually as a "Fund." This SAI is not a prospectus and should be read in conjunction with the Thompson Plumb Funds, Inc. Prospectus (the "Prospectus") dated April 1, 2005. The audited financial statements of the Funds as of, and for the year ended, November 30, 2004 and the report of the independent registered public accounting firm thereon, are incorporated by reference into this SAI from the Thompson Plumb Funds' Annual Report to Shareholders. The Prospectus and Annual Report are available, without charge, upon request by contacting Thompson Plumb Funds, Inc. at the address or telephone number listed above, or on the Funds' website at www.thompsonplumb.com.

                               TABLE OF CONTENTS

FUND HISTORY............................................................      2

DESCRIPTION OF CERTAIN INVESTMENT STRATEGIES AND RISKS..................      2

INVESTMENT RESTRICTIONS.................................................      9

DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS.............     11

MANAGEMENT..............................................................     12

DISTRIBUTION............................................................     23

PORTFOLIO TRANSACTIONS AND BROKERAGE....................................     24

TAXES ..................................................................     27

CAPITAL STOCK AND OTHER SECURITIES......................................     28

FINANCIAL STATEMENTS....................................................     29

EXHIBIT A - PROXY VOTING POLICIES AND PROCEDURES........................    A-1

EXHIBIT B - POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS...........    B-1

                                  FUND HISTORY

      Thompson Plumb Funds, Inc. (the "Investment Company") is a Wisconsin corporation incorporated in 1986 and registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Growth Fund and Bond Fund are separate series of the Investment Company. The Growth Fund and Bond Fund each commenced operations on February 10, 1992. The investment advisor of the Funds is Thompson Investment Management, LLC ("TIM"). The administrator to the Funds is TIM Holdings, Inc., an affiliate of TIM. Until January 2004, the investment advisor and administrator of the Funds was Thompson, Plumb & Associates, Inc. ("TPA"). The term "Advisor" is used herein to describe TIM or TPA, as the case may be. The principal underwriter and distributor of shares of all of the Funds is Quasar Distributors, LLC (the "Distributor").

             DESCRIPTION OF CERTAIN INVESTMENT STRATEGIES AND RISKS

LENDING PORTFOLIO SECURITIES

      Each Fund may lend its portfolio securities to broker-dealers and financial institutions, such as banks and trust companies, up to a maximum of one-third of its total assets, as a means of enhancing its return. The Advisor will monitor the creditworthiness of firms to which the Fund lends its securities. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of securities during the existence of the loan if, in the Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

REPURCHASE AGREEMENTS

      Each Fund may from time to time enter into repurchase agreements. Repurchase agreements involve the sale of securities to a Fund with the concurrent agreement of the seller (a bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. The Funds may enter into repurchase agreements with broker-dealers who are recognized by the Federal Reserve Bank of New York as primary dealers in U.S. Government securities and with banks. When a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. If the seller of the repurchase agreement enters a bankruptcy or insolvency proceeding, or if the seller fails to repurchase the underlying security as agreed, a Fund could experience losses that include (a) possible decline in the value of the underlying security during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights, (b) possible loss of all or a part of the income or proceeds of the repurchase, (c) additional expenses to the Fund in connection with enforcing those rights, and (d) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisor intends to cause the Funds to invest in repurchase agreements only when the Advisor determines that the Funds should invest in short-term money market instruments and the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds, circumstances that the Advisor does not anticipate will occur in the near future. The Advisor does not currently intend to invest the assets of any Fund in repurchase agreements if, after doing so, more than 5% of the Fund's net assets would be invested in repurchase agreements.

WHEN-ISSUED TRANSACTIONS

      A Fund may purchase or sell portfolio securities in when-issued transactions. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the Fund at the time of entering into the transactions. In such transactions, the payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent a Fund remains substantially fully invested at the same time that it has entered into such transactions, which the Fund would normally expect to do, there will be greater fluctuations in the market value of the Fund's assets than if the Fund set aside cash to satisfy the purchase commitment. However, each Fund will maintain designated liquid assets with a market value, determined daily, at least equal to the amount of commitments for when-issued securities, such assets to be ear-marked specifically for the settlement of such commitments. Each Fund will only make commitments to purchase portfolio securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Funds reserve the right to sell the securities before the settlement date if it is deemed advisable. The Funds do not currently intend to purchase securities in when-issued transactions if, after such purchase, more than 5% of their respective net assets would consist of when-issued securities.

ILLIQUID SECURITIES

      No Fund will invest more than 15% of the value of its net assets in securities which are illiquid, including restricted securities, securities for which there are no readily available market quotations and repurchase agreements providing for settlement in more than seven days after notice. For the purposes of this restriction, the Funds do not consider variable rate demand notes to be restricted securities. See "Variable Rate Demand Notes" below.

VARIABLE RATE DEMAND NOTES

      The Funds may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of principal and accrued interest at any time. The investment policy of each Fund is to purchase variable rate demand notes only if, at the time of purchase, the issuer has unsecured debt securities outstanding that are rated within the two highest rating categories by either Standard & Poor's or Moody's Investors Service, Inc.

MORTGAGE-BACKED SECURITIES

      The Bond Fund may invest in mortgage-related securities, which include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. These pools are combined for sale to investors (such as the Bond Fund) by various governmental and government-related entities, as well as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other private issuers. Mortgage-related securities generally provide for a "pass-through" of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities.

      The Government National Mortgage Association ("GNMA") is the principal government guarantor of mortgage-related securities. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, timely payment of principal and interest on securities it approves that are backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA securities are described as "modified pass-through" in that they provide a monthly payment of interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. Other government related guarantors of these securities include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC securities are guaranteed as to payment of principal and interest by those agencies, but are not backed by the full faith and credit of the U.S. Government. With respect to private mortgage-backed securities, timely payment of principal and interest of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that private insurers or guarantors can meet their obligations under such policies.

      Certain mortgage-backed securities purchased by the Bond Fund provide for a prepayment privilege and for amortized payments of both interest and principal over the term of the security. The yield on the original investment in such securities applies only to the unpaid principal balance, as the Fund must reinvest the periodic payments of principal at prevailing market interest rates which may be higher or lower then the rate on the original security. In addition, the prepayment privilege may require the Fund to reinvest at lower yields than were received from the original investment. If these instruments are purchased at a premium in the market, and if prepayment occurs, such prepayments will be at par or stated value, which will result in reduced return on such transactions.

      During periods of declining interest rates, prepayment of mortgages from underlying mortgage-backed securities can be expected to accelerate. Accordingly, the Bond Fund's ability to maintain positions in high-yielding mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields will depend on prevailing interest rates at that time. The Bond Fund does not currently intend to purchase mortgage-backed securities if, after such purchase, more than 5% of the Fund's net assets would consist of mortgage-backed securities.

REAL ESTATE INVESTMENT TRUSTS

      Each Fund may invest up to 10% of its total assets in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, fluctuations in interest rates and variations in rental income. In addition, the failure of a REIT to qualify as such for tax purposes would have an adverse impact on the value of a Fund's investment in that REIT. To qualify as a REIT, a company is, among other things, required to pay at least 90% of its taxable income to its shareholders every year. Some REITs have relatively small market capitalizations, which could increase their market volatility. REITs tend to be dependent on specialized management skills and may have limited diversification, causing them to be subject to risks inherent in operating and financing a limited number of properties.

HIGH YIELD DEBT SECURITIES

      The Growth Fund may invest up to 5% of its total assets in debt securities (including convertible securities) that are rated below investment grade, i.e., rated below "BBB" by S&P or "Baa" by Moody's, and the Bond Fund may invest up to 10% of its total assets in debt securities rated below investment grade. Such securities are commonly referred to as "junk bonds" or "high yield/high risk" securities. Non-investment grade securities are regarded to be speculative with regard to the issuer's capacity to pay interest and repay principal. Such securities involve the risk of issuer default or bankruptcy and are more sensitive to economic conditions than higher-rated securities. In addition, the secondary market for such securities may not be as liquid as the market for higher-rated securities. From time to time more than 10% of the Bond

Fund's assets will be represented by debt securities below investment grade because of changes in the value of those securities and/or the Fund as a whole and downgrades that occur after such securities were acquired. The Bond Fund will not acquire any debt securities rated below investment grade while more than 10% of its total assets are represented by such securities.

CONVERTIBLE SECURITIES

      Each Fund may invest in convertible securities. Convertible securities include any bonds, debentures, notes, preferred stocks or other securities which may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities are hybrid securities that have characteristics of both bonds and stocks. Like bonds, convertible securities pay interest. Convertible securities also offer an investor the right to benefit from the capital appreciation potential in the underlying common stock upon exercise of the conversion feature.

      The value of a convertible security is a function of its "investment value," which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its "conversion value," which is the security's worth if converted into the underlying common stock. Investment value is typically influenced by interest rates and the credit standing of the issuer. If interest rates go up, the investment value of the convertible security will generally go down, and vice versa. Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity. As the market price of the underlying common stock goes down, the conversion value will tend to go down as well since the convertible security presents less opportunity for capital appreciation upon conversion.

      Convertible securities are generally more secure than common stock but less secure than non-convertible debt securities such as bonds. Convertible securities are usually subordinate to bonds in terms of payment priority.

SHORT SALES

      Each Fund may effect short sales of securities. To effect a short sale, a Fund sells a security it does not own and simultaneously borrows the security, usually from a brokerage firm, to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at some future date. Until the security is replaced, the Fund is required to pay the lender any accrued interest or dividends and may be required to pay a premium. Each Fund may also make short sales "against the box", i.e., short sales made when the Fund owns securities identical to those sold short.

      A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

      No Fund will effect a short sale if, as a result, the aggregate value of all of the Fund's open short positions will exceed 5% of the value of the Fund's net assets. To secure a Fund's obligation to replace any borrowed security, the Fund either will place in a segregated account, or its custodian will segregate on its books and records, an amount of cash or liquid securities at such a level that (i) the amount so segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short, and (ii) the amount so segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or otherwise cover its short position in accordance with positions taken by the SEC.

      The Fund may only engage in short sale transactions in securities listed on one or more national securities exchange or on the Nasdaq Stock Market.

      A Fund will use short sales to limit its exposure to possible declines in the market value of its portfolio securities and to attempt to realize a gain.

OPTIONS AND FUTURES

      Each Fund may engage in transactions in options and futures contracts. Some options and futures strategies, including selling futures, buying put options and writing call options, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. No Fund will invest in an option or futures contract if, as a result, the sum of the initial margin deposits and premiums paid to establish the Fund's aggregate options and futures positions would exceed 5% of the Fund's net assets.

      Each Fund may purchase or write (sell) listed call options on stocks and stock indices. A call option on a stock gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying stock at a stated price if the option is exercised before a specific date. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A call option written (sold) by a Fund exposes the Fund during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the underlying stock, or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

      Each Fund may purchase or write (sell) listed put options on stocks and indices. A put option on a stock gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying stock at a stated price if the option is exercised before a specific date.

      An option on an index is the same as a stock option except that the option is only settled in cash.

      Whenever a Fund does not own securities underlying an open option position sufficient to cover the position, or whenever a Fund has written (sold) a put, the Fund will maintain in a segregated account with its custodian cash or cash equivalents sufficient to cover the exercise price or, with respect to index options, the market value of the open position. The Fund may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire.

      Each Fund may purchase and sell exchange-traded futures contracts on stock indices. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

      When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each of the Funds will mark to market all of its open futures positions.

      While a Fund maintains an open futures position, the Fund must maintain with its custodian, in a segregated account, assets with a market value sufficient to cover the Fund's exposure on the position (less the amount of the margin deposit associated with the position). A Fund's exposure on a futures contract is equal to the amount paid for the contract by the Fund.

      Index futures contracts in which a Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month), or in cash. If an offsetting purchase price is less than the original sale price, the Fund would realize a capital gain, or if it is more, a Fund would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund would realize a capital gain, or if it is less, the Fund would realize a capital loss. The transaction costs must also be included in these calculations.

      Options and futures contracts can be highly volatile investments. Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. There may be an imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock or index that the investment is designed to simulate. Options and futures contracts also involve a high degree of leverage, and a relatively small price movement in an option or futures contract and result in immediate and substantial gain or loss to a Fund. There can be no assurance that a liquid security market will exist for an option or futures contract at any particular time. On volatile trading days when a price fluctuation limit is reached or a trading halt or suspension is imposed, it may be very difficult for a Fund to close out positions or enter into new positions and to value the option or futures contract. If the secondary market is not liquid, it could prevent prompt liquidation of unfavorable positions and potentially require a Fund to continue to hold the position until delivery or expiration.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

      An investment by a Fund in another investment company may cause the Fund to increase payments of administration and distribution expenses. See "Investment Restrictions" in this Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

      Each Fund may invest, without limitation, in short-term investments for temporary defensive purposes in response to adverse market, economic, political or other conditions. Short-term investments include U.S. Treasury bills, certificates of deposit, money market funds, commercial paper, variable rate demand notes and purchase agreements.

PORTFOLIO TURNOVER

      The portfolio turnover rates for the fiscal years ended November 30, 2004 and 2003 were as follows:

                               2004     2003
                              ------   ------
Thompson Plumb Growth Fund    28.54%   41.01%
Thompson Plumb Bond Fund      23.52%   29.89%

                             INVESTMENT RESTRICTIONS

      Each Fund has adopted the following investment restrictions, none of which (except as otherwise noted) may be changed without the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund. A Fund may not:

            (1) Purchase the securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of its total assets, provided that there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

            (2) Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of its total assets would be invested in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

            (3) Make loans, except through the purchase of debt obligations in accordance with the Fund's investment objective and policies and through repurchase agreements with banks, brokers, dealers and other financial institutions, and except for securities lending activity as permitted by the 1940 Act.

            (4) Issue senior securities in violation of the 1940 Act or borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's net assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes and to facilitate management of each Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. While a Fund has borrowings in excess of 5% of the value of the Fund's total assets outstanding, it will not make any purchases of portfolio instruments. If due to market fluctuations or other reasons the net assets of a Fund fall below 300% of its borrowings, the Fund will promptly reduce its borrowings in accordance with the 1940 Act. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

            (5) Mortgage or pledge any assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Fund's net assets, taken at cost at the time of such borrowings.

            (6) Purchase or sell real estate or commodities, except that a Fund may purchase and sell (a) securities issued by real estate investment trusts or other companies which invest in or own real estate, and (b) securities secured by interests in real estate, provided in each case that such securities are marketable.

            (7) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. Subject to certain exceptions, the 1940 Act currently prohibits a Fund from investing more than 5% of its total assets in securities of another investment company, investing more than 10% of its total assets in securities of such investment company and all other investment companies, or purchasing more than 3% of the total outstanding voting stock of another investment company.

            (8) Purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control or management.

            (9) Act as an underwriter of securities issued by others, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the Securities Act of 1933 (if the Fund sells such securities, it may technically be deemed an "underwriter" for purposes of such Act).

      In addition to the foregoing restrictions, the Investment Company's Board of Directors has adopted the following restrictions, which may be changed without shareholder approval. A Fund may not:

            (a) Purchase securities on margin, but a Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities.

            (b) Participate on a joint or joint-and-several basis in any securities trading account.

            (c) Invest more than 15% of its net assets in illiquid securities.

            (d) Effect any short sale of securities that the Fund does not own if, as a result thereof, the aggregate value of all of the Fund's open short positions would exceed 5% of the Fund's net assets.

            (e) Purchase an option or futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

            The restrictions described above that involve a maximum percentage generally apply when an investment is made and will not be violated as a result of subsequent changes in the values of securities held by the Fund.

           DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS

      Fund shares are offered and sold without a sales charge at the net asset value per share next determined after the purchase order has been received by the Fund's transfer agent. The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time). Net asset value per share is calculated by adding the total fair market value of all securities and other assets of the particular Fund, subtracting the liabilities of the Fund, and dividing the remainder by the number of outstanding shares of the Fund.

      The Funds' net asset value is determined only on the days on which the New York Stock Exchange is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Years' Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of those holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

      Portfolio securities which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used. If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sales price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the market value of the instrument. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Board of Directors of the Investment Company. Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining net asset value per share.

      Reliable market quotations are not considered to be readily available for many long-term corporate bonds and notes and certain preferred stocks in which the Funds may invest. As authorized by the Board of Directors, these investments are stated at fair market value on the basis of valuations furnished by independent broker bid quotations and/or independent pricing services. Independent pricing services approved by the Board of Directors determine valuations for normal, institutional-sized trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

      The Funds intend to pay all redemptions in cash. Redemption proceeds ordinarily will be sent within seven days after receipt of the redemption request and all necessary documents. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission or that Exchange is closed for other than customary weekend and holiday closing;
(b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

                                   MANAGEMENT

      Under applicable law, all corporate powers are exercised by or under the authority of, and the business and affairs of all of the Thompson Plumb Funds are managed under the direction of, the Board of Directors of the Investment Company. The Advisor is delegated responsibility for the Fund's investment management, and the officers of the Investment Company are delegated responsibility for the Fund's operations. The Board of Directors meets regularly to review the Funds' performance and expenses and other operational matters. The Board elects the officers of the Investment Company and hires the Funds' service providers. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and the distribution agreement with the Distributor. The Board also establishes and reviews numerous policies and procedures governing the conduct of the Investment Company's business. The policy of the Investment Company is that 75% of the directors must not be "interested persons" of the Investment Company (within the meaning of the 1940 Act).

      Information pertaining to the directors and officers of the Investment Company is set forth below.

                                                                                        NUMBER OF
                               POSITION(s)     TERM OF                                   THOMPSON
                               HELD WITH      OFFICE AND           PRINCIPAL              PLUMB        OTHER
                                THOMPSON      LENGTH OF          OCCUPATION(s)            FUNDS     DIRECTORSHIPS
        NAME,                    PLUMB          TIME              DURING PAST           OVERSEEN        HELD
   ADDRESS AND AGE             FUNDS, INC.    SERVED(1)           FIVE YEARS           BY DIRECTOR   BY DIRECTOR
----------------------         ------------  -----------  ---------------------------  -----------  -------------
INDEPENDENT DIRECTORS:

Mary Ann Deibele               Director      Since 1994   Retired; Secretary of Elite       2            None
1200 John Q. Hammons Drive                                Engineering Enterprises,
Madison, WI 53717                                         Inc. (sheet metal
Birth date: 3/5/36                                        fabrication) from 1997 to
                                                          2003; prior thereto,
                                                          Director and member of the
                                                          executive committee of
                                                          Household Utilities, Inc.
                                                          (a high tech sheet metal
                                                          fabricating facility).


John W. Feldt                  Director      Since 1987   Senior Vice President of          2       Baird Funds,
1200 John Q. Hammons Drive                                Finance of the University                 Inc.
Madison, WI 53717                                         of Wisconsin Foundation                   (8 funds)
Birth date: 5/2/42                                        since 1984; prior thereto,
                                                          Vice President of Finance
                                                          for the University of
                                                          Wisconsin Foundation.

Donald A. Nichols              Director      Since 1987   Director of the Robert M.         2            None
1200 John Q. Hammons Drive                                La Follette School of
Madison, WI 53717                                         Public Affairs at the
Birth date: 12/20/40                                      University of Wisconsin;
                                                          Professor of Economics at
                                                          the University of Wisconsin
                                                          since 1966; Chairman,
                                                          Department of Economics
                                                          from 1983 to 1986 and from
                                                          1988 to 1990; Economic
                                                          Consultant.

                                                                                 NUMBER OF
                        POSITION(s)     TERM OF                                   THOMPSON
                        HELD WITH      OFFICE AND           PRINCIPAL              PLUMB        OTHER
                         THOMPSON      LENGTH OF          OCCUPATION(s)            FUNDS     DIRECTORSHIPS
        NAME,             PLUMB          TIME              DURING PAST           OVERSEEN        HELD
   ADDRESS AND AGE      FUNDS, INC.    SERVED(1)           FIVE YEARS           BY DIRECTOR   BY DIRECTOR
----------------------  ------------  -----------  ---------------------------  -----------  -------------
INTERESTED DIRECTORS AND OFFICERS:

John W. Thompson(2)(3)   Director,    Since 1987   President of Thompson             2            None
1200 John Q.             Chairman                  Investment Management, Inc.
  Hammons Drive          and Chief                 ("TIM") since January 2004;
Madison, WI 53717        Executive                 President of Thompson Plumb
Birth date: 7/26/43      Officer                   & Associates, Inc. ("TPA")
                                                   from June 1984 to December
                                                   2003; Treasurer of TPA from
                                                   October 1993 to December
                                                   2003; Chief Executive
                                                   Officer and Secretary of
                                                   Thompson Plumb Trust
                                                   Company from 2001 to
                                                   December 2003; a Chartered
                                                   Financial Analyst.

John C. Thompson(3)      President    Since 2004   Vice President of TIM since      N/A           N/A
1200 John Q.             and Chief                 January 2004; Portfolio
  Hammons Drive          Operating                 Manager of TPA from
Madison, WI 53717        Officer                   December 1996 to December
Birth date: 10/28/68                               2003; Associate Portfolio
                                                   Manager of TPA from January
                                                   1994 to December 1996; a
                                                   Chartered Financial Analyst.

Penny Hubbard            Chief        Since 2005   Vice President -                 N/A           N/A
1200 John Q.             Financial                 Administrative Services of
  Hammons Drive          Officer and               TIM Holdings, Inc. since
Madison, WI 53717        Treasurer                 January 2004; previously,
Birth date: 6/2/61                                 Assistant Vice President  -
                                                   Client Services of TPA and
                                                   various other capacities
                                                   since 1984.

Jason L. Stephens        Chief        Since 2004   Chief Compliance Officer         N/A           N/A
1200 John Q.             Compliance                and Secretary of TIM since
  Hammons Drive          Officer and               January 2004; Research
Madison, WI 53717        Secretary                 Analyst of TPA from June
Birth date: 10/15/74                               2003 to December 2003;
                                                   Independent Accountant of
                                                   TPA from June 2002 to June
                                                   2003; Director of
                                                   Administration of Madison
                                                   Opera from August 1998 to
                                                   December 2002.

----------

(1) Officers of the Investment Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2) John W. Thompson is an "interested person" of the Investment Company by virtue of his position with the Investment Company and TIM.

(3) John C. Thompson, Vice President of the Investment Company, is the son of John W. Thompson, Chairman, President and Director of the Investment Company.

BOARD COMMITTEES

      The Board of Directors of the Investment Company has an audit committee and a nominating committee. The audit committee selects and consults with the independent auditors for the Thompson Plumb Funds on matters pertaining to their audits of the Thompson Plumb Funds' annual financial statements, and approves all audit and non-audit services to be provided by the independent auditors. The audit committee has adopted a written charter, which is available upon request. The audit committee consists of John W. Feldt (chair), Mary Ann Deibele and Donald A. Nichols, none of whom is an "interested" person of the Investment Company. Mr. Feldt has been determined by the Board to be an "audit committee financial expert." The audit committee met two times during the fiscal year ended November 30, 2004.

      The nominating committee considers and recommends nominees for directors to the Board to fill vacancies and for election and re-election as and when required. All nominations of directors who are not "interested persons" of the Investment Company must be made and approved by the nominating committee. The nominating committee has not established any specific, minimum qualifications or standards for director nominees. The nominating committee will generally not consider any director candidates recommended by shareholders. The nominating committee has adopted a written charter, which is available upon request. The nominating committee consists of Donald A. Nichols (chair), Mary Ann Deibele and John W. Feldt. The nominating committee did not meet during the fiscal year ended November 30, 2004.

DIRECTOR COMPENSATION

      Directors and officers of the Investment Company who are officers, directors, employees or shareholders of the Advisor do not receive any remuneration from the Thompson Plumb Funds for serving as directors or officers. During the fiscal year ended November 30, 2004, those directors who are not so affiliated with the Advisor received the compensation as set forth in the table below.

                                                       ESTIMATED
                        AGGREGATE       PENSION OR       ANNUAL      TOTAL COMPENSATION FROM
                       COMPENSATION     RETIREMENT   BENEFITS UPON     INVESTMENT COMPANY
     DIRECTOR         FROM EACH FUND     BENEFITS      RETIREMENT           COMPLEX(1)
-----------------   -----------------   ----------   -------------   -----------------------
Mary Ann Deibele    $4,425 (Growth)        None           None               $18,500
                    $4,425 (Select)
                    $4,425 (Blue Chip)
                    $800 (Balanced)
                    $4,425 (Bond)

                                                       ESTIMATED
                        AGGREGATE       PENSION OR       ANNUAL      TOTAL COMPENSATION FROM
                       COMPENSATION     RETIREMENT   BENEFITS UPON     INVESTMENT COMPANY
     DIRECTOR         FROM EACH FUND     BENEFITS      RETIREMENT           COMPLEX(1)
-----------------   -----------------   ----------   -------------   -----------------------
John W. Feldt       $4,425 (Growth)        None           None               $18,500
                    $4,425 (Select)
                    $4,425 (Blue Chip)
                    $800 (Balanced)
                    $4,425 (Bond)

Donald A. Nichols   $4,425 (Growth)        None           None               $18,500
                    $4,425 (Select)
                    $4,425 (Blue Chip)
                    $800 (Balanced)
                    $4,425 (Bond)

----------

(1) The Investment Company Complex consisted of five funds during fiscal year 2004. The Balanced Fund ceased to be a series of the Investment Company on January 30, 2004. The Select and Blue Chip Funds ceased to be series of the Investment Company on February 28, 2005.

DIRECTOR OWNERSHIP OF FUND SHARES

      The table below states the dollar range of shares of the Thompson Plumb Funds beneficially owned by each director of the Investment Company as of December 31, 2004:

                                                      AGGREGATE DOLLAR RANGE OF
                       DOLLAR RANGE OF EQUITY         EQUITY SECURITIES IN ALL
    DIRECTOR           SECURITIES IN EACH FUND        FUNDS OVERSEEN BY DIRECTOR
-----------------   -------------------------------   --------------------------
Mary Ann Deibele    Over $100,000 (Growth Fund)             Over $100,000
                    None (Bond Fund)

John W. Feldt       $50,001 - $100,000 (Growth Fund)   $50,001 - $100,000
                    None  (Bond Fund)

Donald A. Nichols   Over $100,000 (Growth Fund)             Over $100,000
                    None (Bond Fund)

John W. Thompson    Over $100,000 (Growth Fund)             Over $100,000
                    None (Bond Fund)

MATERIAL TRANSACTIONS WITH INDEPENDENT DIRECTORS

      No director who is not an interested person of the Investment Company, or his or her immediate family members, owned beneficially or of record, as of December 31, 2004, any securities of the Advisor, the Distributor or any person directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor.

      No director who is not an interested person of the Investment Company, or an immediate family member of such director, has had, during the two most recently completed calendar years, a direct or indirect interest in the Advisor or the Distributor or in any person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor which exceeds $60,000. In addition, no director who is not an interested person of the Investment Company, or any immediate family members of such director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was the Investment Company; an officer of the Investment Company; an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act); an officer of an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act) having the same investment adviser or principal underwriter as the Investment Company or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or the Distributor; the Advisor or the Distributor; an officer of the Advisor or the Distributor; or a person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor or an officer of any such "control" person. No director who is not an interested person of the Investment Company, or immediate family member, or such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship, in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

CODE OF ETHICS FOR PERSONAL TRADING

      The Investment Company and the Advisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interest of their respective directors, officers and employees. Under the code of ethics, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Funds. The code permits personnel of the Investment Company and the Advisor to invest in securities including securities that may be purchased or held by the Funds, subject to certain exceptions and pre-clearance procedures.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE, FINANCIAL AND ACCOUNTING OFFICERS

      The Investment Company has established a separate code of ethics that applies to its principal executive, financial and accounting officers. This written code sets forth standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents the Investment Company files with the SEC and in other shareholder communications; compliance with applicable governmental laws, rules or registrations; the prompt internal reporting of violations of the code to an appropriate person; and accountability for adherence to the code.

PROXY VOTING POLICIES

      Proxy voting policies adopted by the Investment Company are attached to this Statement of Additional Information as Appendix A. These proxy voting policies describe the procedures used by the Investment Company to determine how to vote proxies. Information regarding how the Investment Company voted proxies relating to portfolio securities held by the Funds during the 12-month period ended June 30, 2004 are available (1) without charge, upon request, by calling 1-800-999-0887, and on the Investment Company's website at www.thompsonplumb.com, and (2) on the SEC's website at www.sec.gov.

POLICY REGARDING DISCLOSURE OF FUND HOLDINGS

      The Investment Company believes that portfolio holdings information constitutes material, non-public information. Accordingly, the Investment Company has adopted a policy limiting disclosure of the Funds' portfolio holdings. A complete list of each Fund's portfolio holdings as of the end of each calendar quarter will be posted on the Investment Company's website five business days after the month immediately following the end of such quarter. Lists of the Funds' portfolio holdings is also disclosed to the extent required by law or to ratings agencies such as Morningstar or Lipper. Information about a Fund's portfolio holdings may also be disclosed by the Fund's advisor, distributor, transfer agent, custodian, independent auditor and other service providers to the extent necessary to enable such providers to carry out their responsibilities to the Fund. Portfolio holdings information may be disclosed in other instances if the recipient of such information is bound by the duty of confidentiality and the Board of Directors of the Investment Company (including a majority of the independent directors) determines that such disclosure is appropriate. This policy does not prohibit disclosure to the media of particular stocks, industries or market segments that the Funds owns, likes or dislikes, so long as details that would constitute material, non-public information are not selectively disclosed. The Board of Directors receives quarterly reports on compliance with this policy. A copy of the Investment Company's policy regarding disclosure of portfolio holdings as attached hereto as Exhibit B.

      The Investment Company files with the SEC a complete schedule of each Fund's portfolio holdings for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR. These forms are generally filed within 60 days following the end of the fixed quarter. These forms are available without charge, upon request, by calling 1-800-999-0887, or on the Investment Company's website at www.thompsonplumb.com. These forms are also available on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

                  ADVISORY, ADMINISTRATIVE AND OTHER SERVICES

INVESTMENT ADVISOR

      Thompson Investment Management, LLC ("TIM") acts as the investment advisor for the Growth and Bond Funds pursuant to an Investment Advisory Agreement. John
W. Thompson controls TIM by virtue of owning indirectly a majority of its outstanding voting securities. Subject to the general supervision of the Board of Directors of the Investment Company, TIM manages the investment operations of each of the Growth and Bond Funds and the composition of their respective assets. In this regard, TIM provides supervision of the assets of the Growth and Bond Funds, furnishes a continuous investment program for such Funds, and determines from time to time what investments or securities will be purchased, retained or sold by such Funds and what portion of the assets will be invested or held uninvested in cash.

      Until January 2004, TPA acted as the investment advisor and administrator for the Funds.

      The Investment Advisory Agreement pursuant to which TIM is retained by the Growth and Bond Funds provides for compensation to TIM (computed daily and paid monthly) at the following annual rates: for the Growth Fund - 1.00% of the first $50 million of average daily net assets, and 0.90% of average daily net assets in excess of $50 million; and for the Bond Fund - 0.65% of the first $50 million of average daily net assets, and 0.60% of average daily net assets in excess of $50 million.

      The following table sets forth the fees earned by the Advisor under the Investment Advisory Agreement over the past three fiscal years:

                      FEES FOR INVESTMENT ADVISORY SERVICES

                                FOR THE YEARS ENDED NOVEMBER 30,
                             --------------------------------------
                                2004          2003          2002
                             -----------   ----------   -----------
Thompson Plumb Growth Fund   $11,637,394   $5,543,311   $ 4,182,644

Thompson Plumb Bond Fund     $   218,604   $  246,895   $   212,445

      The Investment Advisory Agreement provides that the Advisor may render similar services to others so long as its services under the Agreement are not impaired thereby. The Investment Advisory Agreement with the Funds may enable the Advisor to receive research and related services and equipment from certain broker-dealers in exchange for allocating the Funds' securities transactions to them. The Investment Advisory Agreement also provides that a Fund will indemnify the Advisor against certain liabilities, including liabilities under the federal securities laws, or, in lieu thereof, contribute to resulting losses. The Investment Advisory Agreement further provides that, subject to Section 36 of the 1940 Act, the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except liability to a Fund or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

      The Investment Advisory Agreement was approved by shareholders pursuant to the vote of a majority of the outstanding shares (as defined in the 1940 Act) of each such Fund on January 16, 2004. The Investment Advisory Agreement will continue from year to year with respect to a Fund provided such continuance is specifically approved at least annually, (a) by the vote of the outstanding shares of a Fund or by the Directors of the Investment Company, and (b) by the vote of a majority of the Directors of the Investment Company who are not parties to the Investment Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty by the Directors of the Investment Company or, with respect to a Fund, by vote of a majority of the outstanding shares of that Fund (as defined in the 1940 Act) on 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Investment Company.

      The Board of Directors of the Investment Company, including a majority of directors who are not "interested persons" (as defined in the 1940 Act) of the Funds or TIM, approved the Investment Advisory Agreement on October 24, 2003. The Board considered the services provided to the Funds by TIM; TIM's qualifications and experience; the management fees and expense ratios of the Funds and in relation to those of comparable mutual funds; the performance of the Funds in general and in comparison to other investment companies with similar investment objectives over comparable periods; the extent of profits expected to be derived by TIM under the Investment Advisory Agreement and the possible benefits to TIM apart from the cash compensation received; and the availability, cost and value of alternative sources of such services. The Board received a report from Lipper Inc. ranking the performance of the Funds and their management fees, total expenses, performance, brokerage commissions and portfolio turnover against other comparable funds. The Board considered that TIM's staff of analysts and portfolio managers is adequate and qualified to provide the functions required under the Investment Advisory Agreement. The Board also considered that TIM will absorb all distribution, marketing and advertising expenses for the Funds.

      Regarding approval of the Investment Advisory Agreement for the Growth Fund, the Board specifically considered the facts that the management fees paid to TIM are slightly higher than the median of comparable funds, that the Fund's expense ratio has declined over the past five years primarily because the Fund has grown in size, and that the Fund's performance has been significantly better than its peers over the three-, five- and ten-year periods. The Board concluded that the strong performance of the Growth Fund outweighed the fact that the Growth Fund's management fees and total expenses are higher than those of comparable funds, and justified the Investment Advisory Agreement.

      Regarding approval of the Investment Advisory Agreement for the Bond Fund, the Board specifically considered the facts that the management fees paid to TIM are somewhat higher than the median of comparable funds, that the Fund's expense ratio has declined significantly over the past five years and are near the median expense ratio of comparable funds and that the Fund's performance for the 12 months ended September 30, 2003 ranked in the top 2% of its peers. The Board also considered the lack of viable alternative sources of advisory services to the Bond Fund given its relatively small size. The Board concluded that TIM's continued commitment to waive fees and/or reimburse expenses so that the Bond Fund's expense ratio does not exceed 0.80% justified the Investment Advisory Agreement.

INFORMATION ABOUT PORTFOLIO MANAGERS

      John W. Thompson and John C. Thompson are co-portfolio managers for the Growth Fund, and John W. Thompson is the portfolio manager for the Bond Fund.

      John W. Thompson receives a fixed salary for managing the Funds and other accounts. He also indirectly owns a majority of the outstanding equity interests in the Advisor and receives distributions from the Advisor from time to time.

      John C. Thompson receives a base salary plus a fixed percentage of the aggregate net assets of the Growth Fund in excess of a predetermined baseline level. Mr. Thompson does not receive any special compensation for managing other accounts.

      The following table sets forth the portfolio managers' ownership of Fund shares as of November 30, 2004:

                            DOLLAR RANGE OF           AGGREGATE DOLLAR RANGE OF EQUITY
PORTFOLIO MANAGER    EQUITY SECURITIES IN EACH FUND        SECURITIES IN ALL FUNDS
-----------------   -------------------------------   --------------------------------
John W. Thompson    Over $1,000,000 (Growth Fund)              Over $1,000,000
                    None (Bond Fund)

John C. Thompson    Over $1,000,000 (Growth Fund)              Over $1,000,000
                    None (Bond Fund)

      As of November 30, 2004, John W. Thompson managed a total of 499 separate accounts (none of which were registered investment companies or other pooled investment vehicles), in addition to the Growth and Bond Funds, having total aggregate assets of $596 million. None of these accounts was charged a fee based on performance.

      As of November 30, 2004, John C. Thompson managed a total of 15 separate accounts (none of which were registered investment companies or other pooled investment vehicles), in addition to the Growth Fund, having total aggregate assets of $45 million. None of these accounts was charged a fee based on performance.

      Many, but not all, of the accounts managed by John W. Thompson and John C. Thompson have investment strategies similar to those employed for the Funds. Possible material conflicts of interest arising from these portfolio managers' management of the investments of the Funds, on the one hand, and the investments of other accounts, on the other hand, include the portfolio managers' allocation of sufficient time, energy and resources to managing the investments of the Funds in light of their responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Funds; the fact that the fees payable to TIM for managing the Fixed-Income Funds maybe less than the fees payable to TIM for managing other accounts, potentially motivating the portfolio managers to spend more time on managing the other accounts; the proper allocation of investment opportunities that are suitable for the Funds and other accounts; and the proper allocation of aggregated purchase and sale orders for the Funds and other accounts.

ADMINISTRATOR

      Under an Administrative and Accounting Services Agreement with the Funds, TIM Holdings, Inc. (an affiliate of TIM) provides administrative and accounting services to the Funds. The administrative obligations include: (a) providing supervision of all aspects of each Fund's non-investment operations, such as custody of the Fund's assets, shareholder servicing and legal and audit services (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to the Funds' agreements with their custodian and shareholder servicing agent), (b) providing each Fund, to the extent not provided pursuant to such agreements or the agreement with the Funds' accounting services agent, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation of each Fund's tax returns, reports to shareholders, periodic updating of the Prospectus and this Statement of Additional Information, and reports filed with the SEC and other regulatory authorities, all at the expense of the Fund, (d) providing each Fund, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services in Madison, Wisconsin, and (e) maintaining all of the records of each Fund other than those maintained pursuant to such agreements. The accounting service obligations include maintaining and keeping current certain accounts and financial records of each Fund, preparing the financial statements of each Fund as required by the 1940 Act and calculating the net asset value per share of each Fund on a daily basis.

      Until January 2004, TPA provided these services to the Funds.

      The annual fees to be paid by each of the Funds to TIM Holdings, Inc. under the Administrative and Accounting Services Agreement are calculated as follows: 0.15% of the first $30 million of the Fund's average daily net assets; 0.10% of the next $70 million; and 0.025% of average daily net assets in excess of $100 million. The annual fee is subject to a $30,000 minimum per Fund.

      The following table sets forth the fees earned by TIM Holdings, Inc. or TPA for the past three fiscal years for administrative and accounting services it provided to the Funds:

                FEES FOR ADMINISTRATIVE AND ACCOUNTING SERVICES

                              FOR THE YEARS ENDED NOVEMBER 30,
                             ---------------------------------
                               2004        2003         2002
                             ---------   --------    ---------
Thompson Plumb Growth Fund   $ 412,133   $245,336    $ 222,755

Thompson Plumb Bond Fund     $  48,290   $ 52,984    $  47,603

EXPENSES

      The Funds are responsible for the payment of their own expenses. Such expenses include, without limitation: the fees payable to the Advisor and Administrator; the fees and expenses of the Funds' custodian and transfer and dividend disbursing agent; the cost of stock certificates; association membership dues; any portfolio losses; filing fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Funds; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses; expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Funds' existing shareholders and regulatory authorities; compensation and expenses of the Funds' Directors; and extraordinary expenses incurred by the Funds. The Advisor will bear the expense of printing and distributing prospectuses to prospective shareholders.

      TIM has agreed to reimburse the Bond Fund for all expenses such Fund incurs from April 1, 2005 through March 31, 2006 in excess of 0.80% of its average daily net assets per annum.

TRANSFER AND DIVIDEND DISBURSING AGENT

      U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, is the transfer and dividend disbursing agent for the Funds.

CUSTODIAN

      U.S. Bank, National Association, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the custodian of the Funds' portfolio securities and cash.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as general counsel to the Funds.

      PricewaterhouseCoopers LLP, an independent registered public accounting firm, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, audits the annual financial statements of the Funds.

                                  DISTRIBUTION

      Quasar Distributors, LLC (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin, is principal underwriter and distributor of shares of the Funds. The Distributor sells the shares on a best efforts basis pursuant to a Distribution Agreement among the Investment Company, the Advisor and the Distributor. The Distribution Agreement was approved by the Board of Directors of the Investment Company, including a majority of directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Company, the Advisor of the Distributor.

      Under the Distribution Agreement, the Distributor is available to receive orders, make the Funds' shares available for sale and redemption through the NSCC's Fund/SERV system and to cooperate with the Investment Company on the development of advertisements and sales literature relating to the Funds. The Distributor, at its sole discretion, may repurchase shares offered for sale by Fund shareholders and enter into agreements with qualified broker-dealers who are interested in selling shares of the Funds. The Investment Company has agreed to indemnify the Distributor for claims, liabilities, losses, damages and expenses arising out of or based upon an untrue statement of a material fact contained in the Funds' registration statement, prospectus (including the statement of additional information), annual or interim report, advertisement or sales literature or an omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon the Investment Company's failure to comply with the Distribution Agreements or applicable law. The Distributor has agreed to indemnify the Investment Company for claims, liabilities, losses, damages and expenses arising out of or based upon the Distributor's failure to comply with the terms of the Distribution Agreements or applicable law or the Distributor's willful or negligent acts or omissions.

      Because the Investment Company has not adopted a distribution plan for the Funds, it cannot compensate the Distributor for the services its provides under the Distribution Agreements. Instead, the Advisor is responsible for paying the Distributor's fees under the Distribution Agreement. Such fees are payable monthly at an annual rate equal to .0025% of the net asset value of the Funds, subject to a minimum annual fee of $45,000.

      The Distribution Agreement continues for a period of two years from its effective date and thereafter will continue for successive one-year periods so long as such continuance is approved at least annually by the Investment Company Board of directors, including a majority of directors who are not "interested persons" of the Investment Company, the Advisor or the Distributor. The Distribution Agreement may be terminated, upon at least 60 days written notice, by either the Investment Company or the Distributor, and will automatically terminate in the event of its assignment.

      The Advisor pay, out of its own resources, amounts to broker-dealers and other intermediaries for various shareholder, account maintenance and other services they provide to the Funds. Such services usually include maintaining aggregated or omnibus accounts through which the clients, plan participants and beneficial holders of such broker-dealers and intermediaries invest in the Funds, forwarding copies of Fund prospectuses, reports, proxy materials and other communications to their clients, plan participants and other beneficial holders, and responding to questions about Fund purchases, redemptions, exchanges and the like. The payments made by the Advisor under these shareholder servicing arrangements are generally expressed as a percentage of the aggregate net assets of the accounts in the Funds for which such broker-dealers and intermediaries are responsible. The Funds reimburse the Advisor for a portion of the amounts paid by the Advisors under these arrangements. The amount reimbursed is equal to either (1) 0.10% of the average annual net assets of the omnibus accounts in the Funds for which the broker-dealers and other intermediaries are responsible, or (2) the actual amount of transfer agency fee savings as a result of such omnibus accounts, whichever is less. That percentage has been determined by the Board of Directors of the Investment Company to approximate the transfer agency fees that would otherwise have been payable by the Funds if such broker-dealers and intermediaries did not maintain these omnibus accounts. For the fiscal year ended November 30, 2004, the amounts reimbursed by the Funds to the Advisor were $244,244.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Advisor is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, where applicable. Purchases and sales of securities on a national securities exchange are effected through brokers who charge a negotiated commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Advisor to seek the best net price and the most favorable execution in light of the overall quality of brokerage and research services provided. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best net price and the most favorable execution involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions and the broker's financial strength and stability. The best net price takes into account the brokerage commission or dealer spread involved in purchasing the securities. Transactions in the securities of small companies may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

      In selecting brokers to effect portfolio transactions for the Funds, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, access to computerized data bases and the software for analyzing such data bases, and the availability of the brokerage firm's analysts for consultation. Where computer software serves functions other than assisting the Advisor in the investment decision-making process (e.g., recordkeeping), the Advisor makes a reasonable allocation of the cost of the software to such other functions and bear such part of the cost themselves. While the Advisors believe such information and services have substantial value, the Advisors consider them supplemental to their own efforts in the performance of their duties under the Investment Advisory Agreement. Other clients of the Advisor may benefit from the availability of these services to the Advisor, and the Funds may benefit from services available to the Advisor as a result of transactions for other clients. The Investment Advisory Agreement provides that the Advisor, in placing orders for portfolio securities, is entitled to rely upon Section 28(e) of the Securities Exchange Act of 1934. Such section generally permits the Advisor to cause the Funds to pay a broker or dealer, who provides brokerage and research services to the Advisor, an amount of commission for effecting a securities transaction in excess of the amount another broker or dealer would have charged for effecting the transaction; provided the Advisor determine in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker or dealer viewed in terms of either the particular transaction or the Advisor's overall responsibilities with respect to the Funds and the other accounts as to which the Advisor exercises investment discretion.

      The Advisor does not compensate broker-dealers for, or otherwise take into consideration, their efforts of a broker-dealer in marketing, offering or selling Fund shares in allocating brokerage, although pursuant to procedures adopted by the Funds, the Advisor may effect portfolio transactions through such broker-dealers.

      The Advisor may direct portfolio transactions for the Funds to Fidelity Capital Markets, BNY Brokerage Services, Yamner & Co. and other broker-dealers under agreements in which a portion of the commissions paid to such broker-dealers by a Fund are returned to that Fund and used to pay that Fund's expenses. There are no minimum levels of brokerage commissions that must be earned under these directed brokerage arrangements. The allocation of transactions to such broker-dealers will be made only if it is consistent with "best execution."

      On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as the Advisor's other customers (including any other fund or other investment company or advisory account for which the Advisor acts as investment advisor), the Investment Advisory Agreement provides that the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund.

      The following table sets forth the aggregate brokerage commissions paid by each Fund for the past three fiscal years:

                     BROKERAGE COMMISSIONS PAID BY THE FUNDS

                                FOR THE YEARS ENDED NOVEMBER 30,
                             --------------------------------------
                                2004          2003          2002
                             ----------   -----------   -----------
Thompson Plumb Growth Fund   $1,659,543   $ 1,226,679   $ 2,147,902
Thompson Plumb Bond Fund     $        0   $     3,014   $         0

      During the past three fiscal years, the Funds did not pay any brokerage commissions to any affiliated persons of the Funds, the Advisor or the Distributor, or to any affiliates of such affiliated persons.

      The following table sets forth, for the fiscal year ended November 30, 2004, the aggregate amount of portfolio securities transactions executed for the Funds by broker-dealers who provided research services to the Funds or with which the Funds had directed brokerage arrangements, and the commissions paid to such broker-dealers.

               AGGREGATE DIRECTED PORTFOLIO TRANSACTIONS   BROKERAGE COMMISSIONS
               -----------------------------------------   ---------------------
Growth Fund                $1,098,767,178                        $1,435,031

Bond Fund                  $            0                        $        0

      As of November 30, 2004, no Fund owned any securities of its "regular broker-dealer" (as defined in Rule 10b-1 under the 1940 Act) or of their parents, except as set forth in the table below.

                             ISSUER                                        VALUE AT
                     (REGULAR BROKER-DEALER)            SECURITY      NOVEMBER 30, 2004
               ----------------------------------     ------------    -----------------
Growth Fund    Morgan Stanley Dean Witter             Common Stock      $ 32,835,250
               Citigroup (Salomon Smith Barney)       Common Stock      $ 13,425,000
               Instinet Group (Lynch Jones & Ryan)    Common Stock      $  2,144,420

                                      TAXES

      Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"), and to take all other action required so that no federal income tax will be payable by the Fund itself. In order to qualify as a regulated investment company, each Fund must satisfy a number of requirements. If a Fund were to fail to qualify as a regulated investment company under the Code, it would be treated as a regular corporation whose net taxable income (including taxable dividends and net capital gains) would be subject to income tax at the corporate level, and distributions to shareholders would be subject to a second tax at the shareholder level.

      The dividends received deduction available to a corporate shareholder with respect to certain ordinary income distributions from a Fund may be reduced below 70% if the shareholder has incurred any indebtedness directly attributable to its investment in Fund shares.

      Any ordinary income or capital gain distribution will reduce the net asset value of Fund shares by the amount of the distribution. Although such a distribution thus resembles a return of capital if received shortly after the purchase of shares, it generally will be taxable to shareholders.

      All or part of any loss that a shareholder realizes on a redemption of shares will be disallowed if the shareholder purchases other shares of the same Fund (including by the automatic reinvestment of Fund distributions in additional Fund shares) within 30 days before or after the redemption.

      Each Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain requirements with respect to distributions of net ordinary income and capital gain net income. It is anticipated that this provision will not materially affect the Funds or their shareholders. Dividends declared in October, November or December to shareholders on a date in any such month and paid during January of the following year will be treated as received by the shareholders on December 31 of the year declared.

      Dividends and other distributions paid to individuals and other non-exempt persons are subject to a 30% backup federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if a Fund is notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. A shareholder may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the account application form accompanying the Prospectus or an IRS Form W-9.

      The foregoing discussion of tax consequences is based on federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

                       CAPITAL STOCK AND OTHER SECURITIES

GENERAL

      The authorized capital stock of the Investment Company consists of an indefinite number of shares of Common Stock, $.001 par value per share. The shares of Common Stock are presently divided into two series, each of which has an indefinite number of authorized shares: the Growth Fund and the Bond Fund. The Board of Directors may authorize the issuance of additional series of Common Stock (funds).

      Each share of Common Stock has one vote and, when issued and paid for in accordance with the terms of the Prospectus, will be fully paid and nonassessable, except that shareholders are subject to personal liability under
Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as judicially interpreted, for debts owing to employees of the Funds for services performed, but not exceeding six months' service in any one case. The Funds currently have no employees and do not intend to have employees in the future. Shares of Common Stock are redeemable at net asset value, at the option of the shareholder. Shares of Common Stock have no preemptive, subscription, conversion or accumulative voting rights and are freely transferable. Shares of Common Stock can be issued as full shares or fractions of shares.

      Shareholders have the right to vote on the election of the directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Investment Company's Articles of Incorporation or Bylaws. Shareholders of each Fund vote together to elect a single Board of Directors of the Investment Company and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all Funds, but affecting individual Funds differently (such as a new investment advisory agreement), separate votes by shareholders of each Fund are required. The Investment Company's Articles of Incorporation do not require the holding of annual meetings of shareholders. However, special meetings of shareholders may be called (and, at the request of shareholders holding 10% or more of the Funds' outstanding shares must be called) for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF FUND SHARES

      The following table sets forth the names, addresses and percentage ownership of each person who owns of record or is known to management to own beneficially 5% or more of a Fund's outstanding shares as of February 1, 2005. Other than those named below, no person controls any Fund.

         RECORD OR BENEFICIAL OWNER               PERCENTAGE OWNERSHIP
-----------------------------------------------   --------------------
GROWTH FUND:

      Charles Schwab (record)                           22.71%
      101 Montgomery Street
      San Francisco, CA  94104-4122

      National Financial Services (record)              17.72%
      1 World Financial Center
      200 Liberty Street, 5th Floor
      New York, NY  10281-5503

      All officers and directors of the                  0.55%
      Investment Company as a group (7 persons)

BOND FUND:

      Charles Schwab (record)                           27.66%
      101 Montgomery Street
      San Francisco, CA  94104-4122

      Thompson Plumb Trust Co. (record)                 10.57%
      1200 John Q. Hammons Drive
      2nd Floor
      Madison, WI  53717

      All officers and directors of the                  0.00%
      Investment Company as a group (7 persons)

                              FINANCIAL STATEMENTS

      The financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the Annual Report to Shareholders for the fiscal year ended November 30, 2004 are incorporated herein by reference. The Annual Report to Shareholders may be obtained without charge by writing to Thompson Plumb Funds, Inc., P.O. Box 701, Milwaukee, Wisconsin 53202 or by calling 1-800-999-0887.

                                                                       EXHIBIT A

                           THOMPSON PLUMB FUNDS, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

      Thompson Plumb Funds, Inc. (the "Funds") has adopted these Proxy Voting Policies and Procedures pursuant Investment Company Act Release IC-25922 ("Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies"). The Release, among other things, amended certain items of Form N-1A. One new item requires each mutual fund to describe or include in its statement of additional information the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders and those of the fund's investment adviser, principal underwriter or an affiliated person of the adviser or underwriter.

GENERAL POLICIES AND PROCEDURES

      The Funds are managed with one goal in mind: to maximize shareholder value consistent with the Funds' investment objectives and policies. The Funds buy, hold and sell securities in pursuit of this goal. The Funds also exercise their rights as shareholders, including their voting rights, in the companies in which they invest in furtherance of this goal. The Funds take their voting rights seriously as they believe such rights are significant assets of the Funds. How the Funds vote on matters submitted to them in their capacity as shareholders of companies in their portfolio can have an impact on shareholder value.

      The Funds typically invest in companies due, in part, to the strength, experience, quality and depth of their management. Management is entrusted with the day-to-day operations of a company, and a company's board of directors is responsible for long-range and other strategic planning decisions and corporate oversight. The Funds do not and cannot micromanage the companies in which they invest. While the Funds remain confident in the capabilities and motivations of a company's management (including its board of directors), the Funds will give considerable deference to the view of management with regard to matters submitted to a vote of shareholders. As a result, the Funds will frequently vote in a manner consistent with management's recommendations.

      The Funds believe sound corporate governance adds value to shareholders of companies. The Funds will generally support matters which promote the corporate governance objectives: accountability of a company's management and board of directors to its shareholders; close alignment of the interests of management with those of shareholders; protection of shareholder rights, including voting rights; and accurate, understandable and timely disclosure of material information about a company's operations and financial performance.

SPECIFIC MATTERS

      Specific matters of concern to the Funds include election of directors, equity-based compensation, corporate structure and shareholder rights, takeover deterrents and defense mechanisms, and social policy issues and shareholder proposals. Although the Funds do not have a policy of voting for or against any specific type of matter, the Funds will generally disfavor any matter that in its view is not in the best interests of a company's shareholders, particular their interest in the creation of value for their shares. The Funds will also not generally approve any matter that weakens the accountability of a company's management to shareholders, potentially skews the alignment of the interests of management with those of shareholders, abridges shareholder rights, deters legitimate change of control transactions or has the potential adverse economic effect on a company. The Funds will also vote against management's nominees for election as directors and other management recommendations if the Funds believe that management, including the board of directors, are failing to serve the best interests of their companies' stockholders.

      Election of Directors. The Funds support a board of directors consisting of a majority of independent directors. The Funds also support the annual election of the entire board of directors. The Funds will generally resist efforts to create a staggered or classified board. The Funds will consider supporting attempts to de-classify existing Boards. The Funds also generally favor cumulative voting in the election of directors because it increases the shareholders' rights to effect change in the management of a company. However, other protections, such as a nominating committee comprised entirely of independent directors and a board consisting of a majority of independent directors, may make cumulative voting less important. The Funds also support the ability of shareholders to remove directors with or without cause and to fill vacancies on the board. In voting to elect or withhold support for a nominee to a company's board, the Funds will consider the experience and likely contribution of the nominee to the board and any committees of the board and his or her knowledge of the company and its industry.

      Ratification of Independent Accountants. In considering whether to ratify the selection of independent accountants, the Funds will take into account the reputation of the accounting firm and the services it has or can provide to the company, and any other relationships it may have with the company, the company's board or its audit committee.

      Equity-Based Compensation. The Funds believe that properly designed equity-based compensation plans, including stock option and purchase plans, effectively align the interests of shareholders with those of management and key employees. The Funds believe that equity-based compensation should be specifically tailored to achieve identifiable performance objectives and would tend to vote against broad omnibus stock option plans. The Funds are generally opposed to plans that substantially dilute their ownership interest in companies, provide participants with excessive awards or have other objectionable features and terms (such as de minimis exercise prices, automatic re-pricing features or the absence of vesting or holding period requirements).

      The Funds also believe that management, particularly a company's executive officers, should be fairly compensated and provided appropriate incentives to create value for shareholders. However, the Funds will generally not support, without a valid justification, compensation or severance pay which is considered to be excessive, or bonuses and other incentives that are not tied to the creation of shareholder value.

      Corporate Structure and Shareholder Rights. The Funds believe that shareholders generally should have voting power equal to their equity interest in a company and should be able to approve or reject matters by a simple majority vote. The Funds will generally support proposals to eliminate supermajority vote requirements and will generally vote against proposals to impose supermajority vote requirements. The Funds will also generally not support proposals for the creation of a separate class of common stock with greater or lesser voting rights. The Funds generally oppose proposals that eliminate or restrict the right of shareholders to call meetings or to take action by written consent in lieu of a meeting.

      Takeover Deterrents. The Funds believe that the shareholders of a company should have the right to determine whether a change in control transaction is in their best interests. Although the Funds believe that in many change in control transactions a company's management plays an important role in increasing shareholder value, the Funds are skeptical of shareholder rights plans (i.e., poison pills) that would require management's involvement in the process. Some poison pills are subject to shareholder vote, mandatory periodic review by independent directors, short-term sunset provisions and qualified/permitted offer provisions, and may be acceptable to the Funds.

      Proposals to increase the number of authorized shares of common stock or to create "blank check" preferred stock can also be used to deter takeover attempts that are not favored by management. However, additional authorized shares and blank check preferred stock are useful for legitimate financing needs. The Funds will therefore consider the likely uses and number of the additional authorized shares in determining how to vote on such proposals.

      Social Policy Issues and Shareholder Proposals. The Funds generally will not support shareholder proposals on social policy issues or on a company's business practices, unless the Funds believe such proposals may have a beneficial effect on the company's stock price. Shareholder proposals typically relate to ordinary business matters which are more properly the responsibility of the company's management and its board of directors.

DELEGATION OF PROXY VOTING; CONFLICTS OF INTEREST

      The Funds delegate their proxy voting decisions to the Funds' investment adviser, Thompson Investment Management, LLC (the "Adviser"). The portfolio manager(s) of each Fund (who are employees of the Adviser) decide on how votes should be cast by the Fund, given their knowledge of the companies in which the Fund is invested and practices common in the companies' relevant industries. The Adviser and portfolio manager(s) are required to cast vote on behalf of the Funds strictly in accordance with these Proxy Voting Policies and Procedures.

      Proxies of the Funds may be solicited by a company at times in which the Adviser or one of its affiliates has, or is seeking, a business relationships with such company or in which some other conflict of interest may be present. For example, the Adviser or an affiliate of the Adviser may manage the assets of an executive officer or a pension plan of the subject company, administer the subject company's employee benefit plan, or provide brokerage, investment, trust, consulting or other services to the subject company. Personal relationships may also exist between a representative of the Adviser and a representative of the company. By the same token, a conflict of interest may be present between the Adviser or one of its affiliates and other persons, whether or not associated with the subject company, who may have a stake in the outcome of the vote. Under these circumstances the Adviser may be inclined to vote in a certain way to avoid possible damage to the Adviser's (or affiliate's) relationship or potential relationship, which could be inconsistent with the Adviser's responsibility to the Funds and their shareholders.

      The Adviser will maintain a list of companies that present a potential conflict of interest with regard to the voting of proxies for the Funds. The portfolio managers of the Funds with authority to vote proxies for the Funds will refer to the list before voting proxies. If a proxy relates to a company on the list, the matter shall be forwarded to the Adviser's Proxy Review Committee and the President of the Adviser for further consideration. When the Adviser's Proxy Review Committee or the Adviser's President believes that a particular vote to be cast by the Adviser on behalf of the Funds presents a material conflict of interest, the Advisor should inform legal counsel to the Funds and explain the conflict. The Adviser will also be required to inform the Funds' Board of Directors of the conflict and seek guidance from the Board as to how the vote should be cast. The guidance provided by the Board of Directors, including a majority of the directors who are not "interested persons" of the Adviser, will be binding on the Adviser. Notwithstanding the above, the Board of Directors may establish a proxy voting committee, a majority of the members of which may not be "interested persons" of the Adviser, that will be authorized and directed to provide guidance to the Adviser on how to cast votes on behalf of the Fund if a material conflict of interest is present.

      The Adviser has formed an internal Proxy Review Committee to identify non-routine matters and proposals with potential to create conflicts of interest, and to otherwise implement these Proxy Voting Policies and Procedures. The Proxy Review Committee will consist of officers and/or employees of the Adviser and will always include its Chief Compliance Officer.

MISCELLANEOUS

      These Proxy Voting Policies and Procedures are guidelines to be followed by the Adviser who is delegated the responsibility for voting proxies on behalf of the Funds. They are not hard and fast rules. Each matter on which the Fund is entitled to vote will be considered on a case-by-case basis and votes will be cast in a manner believed in good faith to be in the best interest of the Fund and its shareholders.

      These Proxy Voting Policies and Procedures may be amended at any time by the Board of Directors of the Funds, including a majority of the directors who are not "interested persons" of the Adviser.

                                                                       EXHIBIT B

                           THOMPSON PLUMB FUNDS, INC.
                POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board of Directors of Thompson Plumb Funds, Inc. (the "Company") has adopted this Policy regarding the disclosure of information related to the portfolio holdings of the various mutual fund series (the "Funds") of the Company.

GENERAL POLICY

      Information about the portfolio holdings of the Funds is generally considered to be relevant and significant to persons in deciding to buy or sell shares of the Funds. Such information should be safeguarded as material, non-public information until publicly disclosed. This means, at a minimum, that information about the portfolio holdings of any Fund should not be selectively disclosed to investors or potential investors (or their advisers, consultants or intermediaries) or to any other persons unless there are legitimate Company business purposes for doing so and such persons are subject to a duty of confidentiality and trading restrictions.

SPECIFIC AUTHORIZED PUBLIC DISCLOSURES

      The Company shall post on its website a complete schedule of the securities and investments owned by each Fund (the "Holdings Schedule") as of the end of each calendar quarter. This posting shall be made five business days after the month immediately following the end of such quarter. The Holdings Schedule of each Fund shall at least identify each security or investment and its market value at the end of the quarter. In addition, the Company shall disclose the investments of the Funds as required by the Investment Company Act of 1940, as amended, and the rules and regulations adopted by the Securities and Exchange Commission thereunder (the "Investment Company Act"). Currently, the Investment Company Act requires the semi-annual and annual reports to shareholders to include a complete schedule of investments for each Fund. Portfolio holdings of the Funds shall also be disclosed to the extent required by applicable law, including without limitation the Securities Act of 1933 and the Securities Exchange Act of 1934 such as in filings on Schedule 13D or 13G or Form 13F.

      The Company may refer persons who seek information on portfolio holdings to the Holdings Schedule posted on the website or the Company may deliver a copy of a Holdings Schedule to them but not until after the Holdings Schedule has been posted on the website.

PROHIBITION AGAINST SELECTIVE DISCLOSURE

      Other than the postings of Holdings Schedules as described above, as described under "Permissible Disclosure" below, or as required by law, no person associated with the Company, Thompson Plumb & Associates, Inc., Thompson Investment Management, LLC or any other service provider to the Funds shall disclose to any person any information regarding the portfolio holdings of any Fund. This prohibition includes a partial or complete list of the securities and other investments of any Fund, as well as information about a particular security or investment purchased, sold or held (or proposed to be purchased or sold) by a Fund. The Company shall advise its service providers (including without limitation, its advisors, distributor, transfer agent, accounting/pricing agent, administrator, custodian, counsel and independent auditors) of this Policy and determine the ability of such service providers to comply with it.

PERMISSIBLE DISCLOSURE

      Notwithstanding the prohibitions above, the President or Vice President of the Company may disclose a Fund's portfolio holdings (including a more current list of holdings than the quarterly Holdings Schedule) to a recognized rating agency such as Morningstar or Lipper for its use in developing a rating for the Fund or in evaluating the category in which the Fund should be placed. In addition, the President or Vice President of the Company (and the portfolio manager(s) of a Fund, after consultation with the Company's President) may disclose to a newspaper, magazine or television, cable or radio program that a Fund owns a particular security or securities within a particular industry, sector or market capitalization, but shall not disclose the number of shares or principal amount involved owned or the percentage that any such position represents in the Fund or in the issuer of such securities and shall not disclose that the Fund is considering the purchase or sale of any security.

      Information about a Fund's portfolio holdings may be disclosed by the Fund's advisor, distributor, administrator, accounting/pricing agent, transfer agent, custodian, counsel, independent auditors and other service providers only to the extent required by law or, subject to imposing appropriate conditions on the confidentiality and safekeeping of such information, to the extent necessary to enable such service providers to carry out their specific duties, responsibilities and obligations to the Fund.

      Information about a Fund's portfolio holdings may also be disclosed if, in advance of such disclosure, it is established to the satisfaction of the Board of Directors, including a majority of Directors who are not "interested persons" of the Company, upon the advice of legal counsel, that such disclosure does not violate applicable securities laws and is in the best interests of shareholders of that Fund and that the recipient of such information has agreed to maintain the confidentiality of such information and will not trade on such information.

REPORTS TO BOARD

      The Company shall report to the Board of Directors on a quarterly basis the parties' compliance with this Policy.

OVERSIGHT OF POLICY

      The Company's chief compliance officer shall be responsible for overseeing this Policy and for ensuring that all appropriate parties acknowledge their understanding of this Policy. The chief compliance officer shall periodically evaluate the effectiveness of this Policy and recommend to the Board of Directors modifications to this Policy.

DISCLOSURE OF POLICY

      The Prospectus for the Funds shall state that a description of this Policy is set forth in the Funds' Statement of Additional Information ("SAI") and the SAI shall describe this Policy.

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS.

      See Exhibit Index following the signature page to this Registration Statement, which Exhibit Index is incorporated herein by this reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

      None.

ITEM 25. INDEMNIFICATION.

      Article V, Section 4 of the Registrant's Bylaws provides for indemnification under certain circumstances of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Registrant. However, no person shall be indemnified by the Registrant against any liability to any of the Funds or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

      Thompson Investment Management, LLC is the investment advisor to the Growth and Bond Funds of the Registrant. Set forth below is a list of the directors and officers of Thompson Investment Management, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature of those directors and officers during the past two fiscal years.

                            POSITION WITH THOMPSON
                             INVESTMENT MANAGEMENT,
NAME                                  LLC                                 OTHER AFFILIATIONS
-------------------  ----------------------------------------  ----------------------------------------------
John W. Thompson     President                                 Chairman, Chief Executive Officer and Director
                                                               of the Registrant; President of Thompson,
                                                               Plumb & Associates, Inc. until January 2004.

                             POSITION WITH THOMPSON
                             INVESTMENT MANAGEMENT,
NAME                                  LLC                                 OTHER AFFILIATIONS
-------------------  ----------------------------------------  ----------------------------------------------
John C. Thompson     Vice President                            President of the Registrant; Portfolio Manager
                                                               of Thompson, Plumb & Associates, Inc. until
                                                               January 2004.

Roland C. Reinholtz  Vice President                            Portfolio Manager of Thompson, Plumb &
                                                               Associates, Inc. until January 2004.

Penny Hubbard        Vice President - Administrative Services  Chief Financial Officer of the Registrant; Vice
                                                               President of Thompson, Plumb & Associates, Inc.
                                                               until January 2004.

Jason L. Stephens    Chief Compliance Officer and Secretary    Chief Compliance Officer and Secretary of the
                                                               Registrant, Analyst at Thompson, Plumb &
                                                               Associates, Inc. until January 2004.

      ITEM 27. PRINCIPAL UNDERWRITERS.

      Quasar Distributors, LLC serves as the principal underwriter and distributor of shares of the Registrant's mutual fund series.

      (a) Set forth below is the name of each investment company (other than the Registrant) for which Quasar Distributors, LLC acts as a principal underwriter, depositor or investment adviser:

                     Capital Advisors Funds
                     Cullen Funds Trust
                     Country Funds
                     Hennessy Mutual Funds, Inc.
                     Hennessy Funds, Inc.
                     Kit Cole Investment Trust
                     Everest Series Funds Trust
                     Brandywine Blue Funds, Inc.
                     Light Revolution Fund, Inc.
                     The Jensen Portfolio
                     AHA Funds
                     Wexford Trust, The Muhlenkamp Fund
                     Mutuals.com, The Generation Wave Funds, VICE Fund

                     First American Funds, Inc.
                     First American Investment Funds, Inc.
                     First American Insurance Portfolios, Inc.
                     First American Strategy Funds, Inc.
                     Zodiac Trust, Conning Money Market Portfolio
                     CCMA Select Investment Trust
                     CCM Advisors Funds
                     Glenmede Fund, Inc.
                     Fort Pitt Capital Group, Inc.
                     Jacob Internet Fund
                     Teberg Fund
                     Alpine Series Trust
                     Alpine Equity Trust
                     Alpine Income Trust
                     LKCM Funds
                     Monetta Fund, Inc.
                     Monetta Trust
                     Kenwood Funds
                     Thompson Plumb Funds, Inc.
                     AIP Alternative Strategies Funds
                     Blue & White Fund
                     Al Frank Funds
                     Allied Asset Advisors Funds
                     Dow Jones Islamic Index
                     Optimum Q Funds
                     Matrix Asset Advisors, Inc.
                     Brazos Mutual Funds
                     Prudent Bear Mutual Funds
                     Hollencrest Equity Fund
                     Permanent Portfolio Funds
                     Guinness Atkinson Funds
                     Buffalo Funds
                     MP63 Fund
                     NorCap Funds
                     Kirr Marbach Partners Funds, Inc.
                     Brandes Investment Trust
                     Bridges Fund
                     Builders Fixed Income Fund, Inc.
                     FFTW Funds, Inc.
                     Harding Loevner Funds, Inc.
                     Fremont Funds
                     Fund X Funds
                     Masters' Select Fund Trust
                     The Osterweis Strategic Income Fund
                     PIC Investment Trust Funds
                     Rainier Funds
                     TIFF Investment Program, Inc.
                     TT International

                     American Trust Allegiance Fund
                     Avatar Advantage Funds
                     Chase Funds
                     Conning Money Market Portfolio
                     Duncan-Hurst Funds
                     Edgar Lomax Value Fund
                     Greenville Small Cap Growth Fund
                     Hester Total Return Fund
                     High Pointe Funds
                     Howard Capital Appreciation Fund
                     Intrepid Capital Management
                     Invesco National Asset Management Funds
                     Jacobs & Company Mutual Fund
                     Julius Baer Funds
                     Kensington Funds
                     Leonetti Funds
                     Lighthouse Capital Management
                     McCarthy Fund
                     McIntyre Global Equity Fund
                     Midanek/Pak Fund
                     Perkins Capital Management
                     PIC Funds
                     Portfolio 21
                     Primecap Odyssey Funds
                     Prudent Bear Funds, Inc.
                     Purisima Funds
                     Segall Bryant & Hamill Funds
                     Summit Funds
                     Tyee Capital Management
                     Villere Fund
                     Women's Equity Fund

      (b) Set forth below is a list of each manager, officer, director and member of Quasar Distributors, LLC and their positions and officers with Quasar Distributors, LLC and the Registrant.

NAME AND PRINCIPAL                            POSITIONS AND                            POSITIONS AND
BUSINESS ADDRESS                         OFFICES WITH UNDERWRITER                 OFFICES WITH REGISTRANT
----------------                         ------------------------                 -----------------------
James R. Schoenike
615 East Michigan Street    President, General Securities Principal and Board
Milwaukee, WI  53202        Member                                                          None

Donna J. Berth              Treasurer                                                       None
615 East Michigan Street
Milwaukee, WI  53202

NAME AND PRINCIPAL                            POSITIONS AND                            POSITIONS AND
BUSINESS ADDRESS                         OFFICES WITH UNDERWRITER                 OFFICES WITH REGISTRANT
----------------                         ------------------------                 -----------------------
Susan LaFond                Financial Operations Principal                                  None
615 East Michigan Street
Milwaukee, WI  53202

Andrew M. Strnad            Secretary                                                       None
615 East Michigan Street
Milwaukee, WI  53202

Teresa Cowan                Chief Compliance Officer, General Securities
615 East Michigan Street    Principal and Assistant Secretary                               None
Milwaukee, WI  53202

Eric W. Falkeis             Board Member                                                    None
777 E. Wisconsin Avenue
Milwaukee, WI  53202

Joe Redwine                 Board Member                                                    None
615 East Michigan Street
Milwaukee, WI  53202

Robert Kern                 Board Member                                                    None
777 E. Wisconsin Avenue
Milwaukee, WI  53202

      (c) Quasar Distributors, LLC does not receive any commissions or other compensation from the Registrant. Thompson Investment Management, LLC, the investment advisor to the Registrant's Growth and Bond Funds, pays the compensation of Quasar Distributors, LLC with respect to the distribution of shares of those funds.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

      The Amended and Restated Articles of Incorporation, Bylaws and minute book of the Registrant are in the physical possession of Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Accounts, books, records and other documents required to be maintained under Section 31(a) relating to the number of shares of the Registrant's common stock held by each shareholder of record are in the physical possession of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of TIM Holdings, Inc. or Thompson Investment Management, LLC, 1200 John Q. Hammons Drive, Fifth Floor, Madison, Wisconsin 53717.

ITEM 29. MANAGEMENT SERVICES.

      Not applicable.

ITEM 30. UNDERTAKINGS.

      Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of Wisconsin, on the 28th day of January, 2005.

                                                     THOMPSON PLUMB FUNDS, INC

                                                     By  /s/   John W. Thompson
                                                         -----------------------
                                                             JOHN W. THOMPSON
                                                           Chairman of the Board

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on this 28th day of January, 2005, by the following persons in the capacities indicated.

/s/ John W. Thompson                           /s/  Mary Ann Deibele*
----------------------------                   ---------------------------------
    JOHN W. THOMPSON                                MARY ANN DEIBELE
   Director, Chairman and Secretary                      Director
   (Principal Executive Officer)

/s/ Thomas G. Plumb                            /s/  John W. Feldt
----------------------------                   ---------------------------------
    THOMAS G. PLUMB                                 JOHN W. FELDT
Director, President and Treasurer                      Director
(Principal Financial and Accounting Officer)

/s/ Donald A. Nichols*
----------------------------
    DONALD A. NICHOLS
         Director

*By: /s/  John W. Thompson
   -------------------------
          JOHN W. THOMPSON

* Pursuant to Power of Attorney
  dated January 26, 1995

                           THOMPSON PLUMB FUNDS, INC.

                                  EXHIBIT INDEX
                                       TO
                       REGISTRATION STATEMENT ON FORM N-1A

                                                                                INCORPORATED                           FILED
EXHIBIT NUMBER              DESCRIPTION                                    HEREIN BY REFERENCE TO                     HEREWITH
--------------  -------------------------------------------------  ------------------------------------------  ---------------------
(A)(1)          Registrant's Amended and Restated Articles of      Post-Effective Amendment No. 12 to the
                Incorporation                                      Registrant's Registration Statement on
                                                                   Form N-1A (Reg. No. 33-6418)
                                                                   (the "Registration Statement")

(A)(2)          Articles of Amendment to Registrant's Amended and  Post-Effective Amendment No. 17 to the
                Restated Articles of Incorporation                 Registration Statement

(A)(3)          Articles of Amendment to Registrant's Amended and  Post-Effective Amendment No. 19 to the
                Restated Articles of Incorporation                 Registration Statement

(A)(4)          Articles of Amendment to Registrant's Amended and  Post-Effective Amendment No. 22 to the
                Restated Articles of Incorporation                 Registration Statement

(B)             Registrant's Amended and Restated Bylaws                                                                  X

(C)             None

(D)             Investment Advisory Agreement between Registrant   Post-Effective Amendment No. 22 to the
                and Thompson Investment Management, LLC for the    Registration Statement
                Growth and Bond Funds

(E)             Distribution Agreement among Registrant, Thompson
                Investment Management, LLC and Quasar                                                                   X
                Distributors, LLC

(F)             Not applicable

(G)(1)          Custodian Agreement with Bank between Registrant   Post-Effective Amendment No. 12 to the
                and First Wisconsin Trust Company, as amended      Registration Statement
                and restated as of February 7, 1992

                                                                                INCORPORATED                           FILED
EXHIBIT NUMBER              DESCRIPTION                                    HEREIN BY REFERENCE TO                     HEREWITH
--------------  -------------------------------------------------  ------------------------------------------  ---------------------
(G)(2)          Amendment to the Custodian Agreement               Post-Effective Amendment No. 19 to the
                                                                   Registration Statement

(H)(1)          Administrative and Accounting Services             Post-Effective Amendment No. 22 to the
                Agreement between Registrant and                   Registration Statement
                TIM Holdings, Inc.

(H)(2)          Shareholder Services Agreement between Registrant  Post-Effective Amendment No. 12 to the
                and Thompson, Unger & Plumb, Inc., as amended      Registration Statement
                and restated as of February 7, 1992

(H)(3)          Operating Agreement between Registrant and Charles Post-Effective Amendment No. 12 to the
                Schwab & Co., Inc. dated as of January 15, 1997    Registration Statement

(H)(4)          Amendment to the Operating Agreement               Post-Effective Amendment No. 19 to the
                                                                   Registration Statement

(H)(5)          Confidentiality Agreement between Registrant and   Post-Effective Amendment No. 12 to the
                Charles Schwab & Co., Inc. dated as of             Registration Statement
                January 15, 1997

(H)(6)          Services Agreement between Registrant and Charles  Post-Effective Amendment No. 12 to the
                Schwab & Co., Inc. dated as of January 15, 1997    Registration Statement


(H)(7)          Amendment to the Services Agreement                Post-Effective Amendment No. 19 to the
                                                                   Registration Statement

(H)(8)          Distribution and Servicing Agreement between       Post-Effective Amendment No. 12 to the
                Registrant and Portico Funds, Inc.                 Registration Statement

(H)(9)          Servicing Agreement between Registrant and         Post-Effective  Amendment No. 13 to the
                Firstar Funds, Inc.                                Registration Statement

(H)(10)         Amendment to the Servicing Agreement               Post-Effective Amendment No. 19 to the
                                                                   Registration Statement

(H)(11)         Loan Agreements dated as of October 1, 2004
                between Registrant (regarding its various series)
                and Firstar Bank, N.A., as amended and extended
                on November 1, 2004                                                                                      X

                                                                                 INCORPORATED
EXHIBIT NUMBER                     DESCRIPTION                               HEREIN BY REFERENCE TO          FILED HEREWITH
--------------                     -----------                               ----------------------          --------------
(H)(12)          Prospect Servicing Agreement between Registrant,   Post-Effective Amendment No. 17 to the
                 Thompson Plumb & Associates, Inc. and Firstar      Registration Statement
                 Mutual Fund Services, dated June 1, 2001

(H)(13)          Administration Agreement between Registrant and    Post-Effective Amendment No. 17 to the
                 Fidelity Brokerage Services LLC and National       Registration Statement
                 Financial Services LLC, dated March 29, 2000

(H)(14)          Fundvest - No Transaction Fee Agreement between    Post-Effective Amendment No. 17 to the
                 Registrant and Pershing Division of Donaldson,     Registration Statement
                 Lufkin & Jenrette Securities Corporation, dated
                 February 20, 2001

(H)(15)          Fund Party/Clearing Broker Agreement between the   Post-Effective Amendment No. 17 to the
                 Registrant and Goldman, Sachs & Co., dated         Registration Statement
                 November 10, 2000

(H)(16)          Expediter Mutual Fund Service Agreement between    Post-Effective Amendment No. 17 to the
                 Registrant and SunGard Investment Products Inc.,   Registration Statement
                 dated August 27, 1999

(H)(17)          Agreement between Registrant and American          Post-Effective Amendment No. 17 to the
                 Express Financial Advisors, Inc., dated October    Registration Statement
                 11, 1999

(H)(18)          Shareholder Service Agreement between Thompson,    Post-Effective Amendment No. 17 to the
                 Plumb & Associates and First Trust Corporation,    Registration Statement
                 dated April 3, 2001

(H)(19)          Agreement for Use of Brokerage Commissions among   Post-Effective Amendment No. 18 to the
                 Registrant, Thompson, Plumb & Associates, Inc.     Registration Statement
                 and National Financial Services, LLC

(H)(20)          Services Agreement between Thompson, Plumb &       Post-Effective Amendment No. 19 to the
                 Associates, Inc. and Morgan Stanley DW Inc.        Registration Statement

(H)(21)          Services Agreement among Fidelity Brokerage        Post-Effective Amendment No. 21 to the
                 Services LLC, National Financial Services          Registration Statement
                 Corporation, U.S. Bancorp Fund Services, LLC and
                 Quasar Distributors, LLC

                                                                                 INCORPORATED
EXHIBIT NUMBER                     DESCRIPTION                               HEREIN BY REFERENCE TO          FILED HEREWITH
--------------                     -----------                               ----------------------          --------------
(H)(22)          Shareholder Services Agreement between Thompson    Post-Effective Amendment No. 21 to the
                 Plumb Funds, Inc., Thompson Plumb & Associates,    Registration Statement
                 Inc. and Thompson Plumb Trust Company

(H)(23)          Services Agreement among Wachovia Bank, U.S.       Post-Effective Amendment No. 21 to the
                 Bancorp Fund Services, LLC, and Thompson Plumb &   Registration Statement
                 Associates, Inc.

(H)(24)          Participation Agreement between Salomon Smith      Post-Effective Amendment No. 21 to the
                 Barney and Thompson Plumb & Associates, Inc.       Registration Statement

(H)(25)          Form of Sales Agreement for use by Quasar          Post-Effective Amendment No. 21 to the
                 Distributors, LLC with selected dealers            Registration Statement

(H)(26)          Reimbursement Agreement between Thompson Plumb     Post-Effective Amendment No. 21 to the
                 Funds, Inc. and Thompson Plumb & Associates, Inc.  Registration Statement

(H)(27)          Fee Waiver and Expense Reimbursement Commitment                                                   X
                 Letter from Thompson Investment Management,
                 LLC regarding expense ratio for the Bond Fund

(I)              Opinion of Counsel                                 Post-Effective Amendment No. 19 to the
                                                                    Registration Statement
(J)(1)           Consent of Independent Registered Public                                                          X
                 Accounting Firm

(J)(2)           Consent of Counsel                                                                                X

(K)              Not applicable

(L)              Subscription Agreement between Registrant and      Post-Effective Amendment No. 14 to the
                 Thompson, Unger & Plumb, Inc. (f/k/a FMI Capital   Registration Statement
                 Management, Inc.)

(M)              Not applicable

(P)              Code of Ethics                                     Post-Effective Amendment No. 15 to the
                                                                    Registration Statement